SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material pursuant to § 240.14a-12

Procera Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROCERA NETWORKS, INC.

4121 Clipper Court

Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Procera Networks, Inc., a Nevada corporation (the “Company”). The meeting will be held on Thursday, May 30, 2013 at 9:30 a.m. local time at the Company’s principal executive offices located at 4121 Clipper Court, Fremont, California 94538 for the following purposes:

1.	To elect the seven (7) nominees of the Company’s Board of Directors (the “Board”), James F. Brear, Staffan Hillberg, Alan B. Lefkof, Mary Losty, Scott McClendon, Thomas Saponas and William Slavin, to the Board to serve until the 2014 Annual Meeting of Stockholders.

2.	To approve an amendment to the Company’s 2007 Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this Notice.

4.	To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

5.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 4, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, May 30, 2013 at 9:30 a.m. at 4121 Clipper Court, Fremont, California 94538.

The proxy statement and annual report to stockholders

are available at http://www.proceranetworks.com/annual.

By Order of the Board of Directors

/s/ Charles Constanti

Charles Constanti

Vice President, Chief Financial Officer and

Corporate Secretary

Fremont, California

April 15, 2013

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the telephone or the Internet as instructed in these materials, or vote by completing, dating, signing and returning the proxy card that you may request, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROCERA NETWORKS, INC.

4121 Clipper Court

Fremont, California 94538

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (the “Board”) of Procera Networks, Inc. (sometimes referred to as “we”, “us” or “Procera”) is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about April 19, 2013 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, May 30, 2013 at 9:30 a.m. local time at our principal executive offices located at 4121 Clipper Court, Fremont, California 94538. Directions to the Annual Meeting may be found at http://www.proceranetworks.com/directions.html. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 4, 2013 will be entitled to vote at the Annual Meeting. On this record date, there were 20,547,549 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on April 4, 2013 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on April 4, 2013 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•	Election of seven (7) directors;

•	An amendment to our 2007 Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares;

•	Advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules;

•	Ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013; and

•	Our reincorporation from the State of Nevada to the State of Delaware.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

What is the Procera Board’s voting recommendation?

Procera’s Board recommends that you vote your shares:

•	“For” the nominees to the Board;

•	“For” the amendment to the 2007 Plan to increase the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares;

•	“For” the approval, on an advisory basis, of our named executive officer compensation, as set forth in this Proxy Statement;

•	“For” the ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013; and

•	“For” our reincorporation from the State of Nevada to the State of Delaware.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple and depend upon whether your shares are registered in your name or are held by a bank, broker or other agent:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m., Eastern daylight time on May 29, 2013 to be counted.

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To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m., Eastern daylight time on May 29, 2013 to be counted.

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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 4, 2013.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven (7) nominees for director, “For” the amendment to the 2007 Plan to increase the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares, “For” the advisory approval of the compensation of our named executive officers, “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013, and “For” our reincorporation from the State of Nevada to the State of Delaware. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by mail, by telephone or by other means of communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 4121 Clipper Court, Fremont, California 94538.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine”. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reincorporations, stockholder proposals, elections of directors (even if not contested) and the advisory stockholder vote on executive compensation. The ratification of the selection the selection of the independent registered public accounting firm is generally considered to be “routine” and brokers, banks and other agents generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

How many votes are needed to approve each proposal?

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For the election of directors, the seven (7) nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

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To be approved, Proposal 2, the amendment to the 2007 Plan to increase the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will have no effect.

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To be approved, Proposal 3, the advisory approval of the compensation of our named executive officers, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will have no effect.

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To be approved, Proposal 4, ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will have no effect.

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To be approved, Proposal 5, our reincorporation from the State of Nevada to the State of Delaware, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 20,547,549 shares outstanding and entitled to vote. Thus, the holders of 10,273,775 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Why is Procera proposing to reincorporate in Delaware?

We believe that reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate legal and governance affairs. Generally, the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors.

How will the reincorporation be accomplished, and what will the effects be on Procera?

We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as Appendix B, Appendix C, Appendix D and Appendix E, respectively. Approval of the reincorporation will also constitute approval of the forms of each of the foregoing documents.

In the reincorporation, each outstanding share of our common stock will automatically be converted into one share of common stock of Procera Networks, Inc., the Delaware corporation into which we will be deemed converted upon completion of the reincorporation (“Procera-Delaware”). Outstanding options to purchase shares of our common stock and other equity awards relating to our common stock likewise will become options to purchase the same number of shares of common stock or equity awards, as applicable, of Procera-Delaware, with no change in the exercise price or other terms or provisions of the options or equity awards. Your proportional percentage ownership of Procera will remain unchanged and will not be affected in any way by the reincorporation.

Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation. Following the reincorporation, our name will continue to be “Procera Networks, Inc.” and our shares of common stock will continue to be listed on the Nasdaq Global Select Market under the symbol “PKT.”

How will the reincorporation affect my rights as a stockholder?

Your rights as a stockholder currently are governed by Nevada law and the provisions of our Articles of Incorporation, as amended, and our bylaws. As a result of the reincorporation, you will become a stockholder of Procera-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the bylaws of Procera-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal 5 – Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware.” Forms of Procera-Delaware’s Certificate of Incorporation and bylaws are appended to this proxy statement as Appendix E and Appendix F, respectively.

Are dissenters’ rights available in connection with the Reincorporation?

No. Under Nevada law, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. Because Procera’s common stock is currently listed on the Nasdaq Global Select Market, it satisfies the definition of “covered security”, and our stockholders will therefore not be entitled to dissenters’ rights in connection with the reincorporation.

Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of Procera-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Procera-Delaware, and if you do so, it will be at your own cost.

What are the tax consequences of the reincorporation to me?

The reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the Procera-Delaware common stock received by you pursuant to the reincorporation as you have in the shares of our common stock held by you as of immediately prior to the time the reincorporation is consummated.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the Internet. On or about April 19, 2013, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the Internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 20, 2013, to our Corporate Secretary at 4121 Clipper Court, Fremont, California 94538. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify us between January 30, 2014 and March 1, 2014, for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter. You are advised that if our annual meeting of stockholder next year is advanced or delayed by more than 30 days from the anniversary date of this year’s annual meeting, the due dates for stockholder proposals may change. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board consists of up to nine (9) directors. There are seven (7) nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of the Board and was previously elected by our stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The seven (7) nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven (7) nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this proxy statement.

The Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age as of March 31, 2013	Principal Occupation/ Position Held With Procera
Scott McClendon	73	Chairperson of the Board
James F. Brear	47	President, Chief Executive Officer and Director
Staffan Hillberg	48	Director
Alan B. Lefkof	60	Director
Mary Losty	53	Director
Thomas Saponas	63	Director
William Slavin	67	Director

Mr. Scott McClendon has served as a member of our Board since March 2004 and as Chairperson of the Board since November 2007. He is currently a member of the Audit Committee. Mr. McClendon has been the Chairman of the Board of Directors for Overland Storage (NASDAQ: OVRL) since March 2001. He also served as Overland’s interim Chief Executive Officer from November 2006 to August 2007 and its President and Chief Executive Officer from October 1991 to March 2001, and was an officer and employee until June 2001. Prior to his tenure with Overland, he was employed by Hewlett Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett Packard in San Diego, California. Mr. McClendon was a director of SpaceDev, Inc., an aerospace development company, from 2002 to 2008. Mr. McClendon holds a BSEE and an MSEE from Stanford University.

The Nominating and Corporate Governance Committee believes that Mr. McClendon’s executive, financial and business expertise, including a diversified background of managing and directing public technology-based companies, provides him with the qualifications and skills to serve as our director, and that Mr. McClendon’s years of service as our director bring historic knowledge and continuity to the Board. Our Board has determined that Mr. McClendon is qualified as an “audit committee financial expert,” as defined by the applicable SEC rules, and that his background and expertise assists our Board in complying with its Audit Committee membership requirements.

Mr. James F. Brear has served as a member of our Board and as our Chief Executive Officer and President since February 2008. He is an industry veteran with more than 20 years of experience in the networking industry, and leads us to further our position as the leader in managing and monetizing the world’s most complex networks. Most recently, Mr. Brear served as vice president of worldwide sales and support for Bivio Networks, a maker of deep packet inspection platform technology. Under his leadership, the company rapidly expanded its worldwide sales presence, resulting in sales to a number of global Tier 1 service providers, government agencies, and Global OEMs. Prior to Bivio, Mr. Brear was vice president of worldwide sales for Tasman Networks (acquired by Nortel), a maker of converged WAN solutions for enterprise branch offices and service providers. Earlier in his career, Mr. Brear was the vice president of worldwide sales for Force10 Networks, where he was responsible for taking the company from a pre-revenue start-up to the industry leader in switch routers for high performance Gigabit and 10 Gigabit Ethernet. In addition, he spent five years with Cisco Systems where he held senior management positions in Europe and North America with responsibility for delivering more than $750M in annual revenues selling into the world’s largest service providers. Previously, Mr. Brear held a variety of sales management positions at both IBM and Sprint Communications. Mr. Brear holds a BA from the University of California at Berkeley.

The Nominating and Corporate Governance Committee believes that Mr. Brear’s current position as our Chief Executive Officer and extensive telecommunications sales expertise and business expertise, including experience at IBM, Cisco Systems and smaller companies where he achieved substantial sales growth, give him the qualifications and skills to serve as our director.

Mr. Staffan Hillberg has served as a member of our Board since January 2007. He is currently a member of the Compensation Committee and serves as the Chairperson of the Nominating and Corporate Governance Committee. Mr. Hillberg is currently the Chief Executive Officer of Wood & Hill Investment AB, a private equity group based in Sweden, and has served in this capacity since 2008. From 2004 to 2006, he held the position of Managing Partner at the MVI Group, one of the largest and oldest business angel networks in Europe with over 175 million Euros invested in 75 companies internationally. While at MVI he oversaw a number of successful exits among them, two initial public offerings in 2006 on the AIM exchange in London as well as an initial public offering on the Swiss Stock Exchange. From 2000 to 2003, he ran a local venture capital company as well as co-founded and was the Chief Executive Officer of the computer security company AppGate, from 1998 to 2000, with operations in Europe and the USA, raising US$20M from ABN Amro, Deutsche Telecom and GE Equity. From 1996 to 1998, he was also responsible for the online activities of the Bonnier Group, the largest media group in Scandinavia, spearheading their internet activities and heading up their sponsorship of MIT Media Lab. Earlier he was the QuickTime Product Manager at Apple in Cupertino and before this Multimedia Evangelist with Apple Computer Europe in Paris, France, for two years. He has extensive experience as an investor and business angel having been involved in the listing of two companies in Sweden, Mirror Image and Digital Illusions, where the latter was acquired by Electronic Arts. Mr. Hillberg attended the M.Sc. program at Chalmers University of Technology in Sweden and has an MBA from INSEAD in France.

The Nominating and Corporate Governance Committee believes that Mr. Hillberg’s extensive venture capital and business experience in Sweden and involvement in helping companies to grow and provide value to stockholders, give him the qualifications and skills to serve as our director. Additionally, Mr. Hillberg is Swedish and lives and works in Sweden. In consideration of our subsidiary in Sweden and the related high concentration of Swedish employees to our total employees, Mr. Hillberg’s knowledge of executing business in Sweden adds well-suited cultural diversity and perspective to our Board.

Mr. Alan B. Lefkof has served as a member of our Board since August 2012 and currently serves on the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Lefkof served as Corporate Vice President and General Manager of Motorola, Inc. and then the spinoff, Motorola Mobility Holdings, Inc., from February 2007 to February 2012. During the first three years of this five year period, he led the Broadband Solutions Group within the Home Division and then later was responsible for establishing the Software Solutions Group, where he sponsored and integrated several software company acquisitions. Mr. Lefkof served as a Director and as President and Chief Executive Officer of Netopia, Inc., a developer of broadband networking equipment and carrier-class software for the remote management of broadband services (NASDAQ: NTPA), from June 1996 until it was acquired by Motorola, Inc. in February 2007. Prior to Netopia, Inc., Mr. Lefkof was President of Farallon Communications Inc., a local area networking company, from 1991 to 1996. From 1988 to 1990, he was President of the GRiD Division of Tandy Corporation, where Mr. Lefkof led the enterprise division for personal computers and laptops. Prior to that time, from 1982 to 1987, Mr. Lefkof held various positions with GRiD Systems Corporation, a Laptop and Pen-based computer company, including Chief Financial Officer, Vice President of Marketing and Director of Product Management. Mr. Lefkof began his career at McKinsey & Company, Inc., where he was a management consultant and held positions ranging from associate to senior engagement manager from 1977 to 1981. Mr. Lefkof earned an MBA in General Management from Harvard Business School and a BS in Management from Massachusetts Institute of Technology. Mr. Lefkof currently serves on the board of directors of Cognitive Electronics, Inc., a privately held company focused on Big Data analytics, and has previously served on the Board of Directors of other privately-held software companies. He also served as a member of the Board of Directors and was a member of the Audit and Compensation Committees of QuickLogic Corporation (NASDAQ: QUIK) from 2002 to 2004.

The Nominating and Corporate Governance Committee believes that Mr. Lefkof’s knowledge of and expertise in the software and communications industries, as well as his extensive management experience, give him the qualifications and skills to serve as our director.

Ms. Mary Losty has served as a member of our Board since March 2007. She is currently a member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Losty retired in 2010 as the General Partner at Cornwall Asset Management, LLC, a portfolio management firm located in Baltimore, Maryland, where she was responsible for the firm’s investment in numerous companies since 1998. Ms. Losty’s prior experience includes working as a portfolio manager at Duggan & Associates from 1992 to 1998 and as an equity research analyst at M. Kimelman & Company from 1990 to 1992. Prior to that she worked as an investment banker at Morgan Stanley and Co., and for several years prior to that she was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Ms. Losty received both her BS and JD from Georgetown University, the latter with magna cum laude distinction. She is a member of the American Bar Association and a commissioner for Cambridge, Maryland’s Planning and Zoning Commission. Ms. Losty sits on the board of directors of the American Board of the United Nations University for Peace, an institution which enjoys the exclusive status of being sanctioned by all 192 member states of the United Nations, and was a director of Blue Earth, Inc. (formerly Genesis Fluid Solutions Holdings, Inc.) from 2009 to 2011. Ms. Losty was also a director of TWL Corporation from 2008 to 2009.

The Nominating and Corporate Governance Committee believes that Ms. Losty’s investing and business expertise give her the qualifications and skills to serve as our director, and are of particular importance as we continue to finance our operations.

Mr. Thomas Saponas has served as a member of our Board since April 2004. He is currently a member of the Audit Committee and serves as Chairperson of the Compensation Committee. Mr. Saponas served as the Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc. (NYSE: A) from August 1999 until he retired in October 2003. Prior to being named Chief Technology Officer, from June 1998 to April 1999, Mr. Saponas was Vice President and General Manager of Hewlett-Packard’s Electronic Instruments Group. Mr. Saponas has held a number of positions since the time he joined Hewlett-Packard. Mr. Saponas served as General Manager of the Lake Stevens Division from August 1997 to June 1998 and General Manager of the Colorado Springs Division from August 1989 to August 1997. In 1986, he was a White House Fellow in Washington, D.C. Mr. Saponas has a BSEE/CS (Electrical Engineering and Computer Science) and an MSEE from the University of Colorado. Mr. Saponas is a director of nGimat, a nanotechnology company, and was a director of Keithley Instruments (NYSE: KEI), an electronic instruments company, from 2004 to 2010.

The Nominating and Corporate Governance Committee believes that Mr. Saponas’ senior technology and general business management expertise, and related experience at public technology-based companies, give him the qualifications and skills to serve as our director, and that Mr. Saponas’ years of service as our director bring historic knowledge and continuity to the Board.

Mr. William Slavin has served as a member of our Board since October 2010. He is currently a member of the Nominating and Corporate Governance Committee. Mr. Slavin served in various executive positions at International Business Machines Corporation (NYSE: IBM) from 1993 until he retired in June 2005 from his position as Vice President, with responsibility for acquisitions and divestitures for the new Business Consulting Services. During his service at IBM, Mr. Slavin helped establish the business consulting and systems integration business, held executive positions in the US, Asia and Europe, and served on IBM’s Corporate Senior Leadership Team and the Global Management Board for Business Consulting Services, the organization formed with the acquisition of PricewaterhouseCoopers Consulting. Prior to joining IBM, Mr. Slavin was a partner with KPMG, where he was responsible for the western US technology consulting practice. Earlier, he founded Slavin Associates, a technology consulting firm, which was merged into Peat Marwick. Prior to Slavin Associates, he was a Principal with A.T. Kearney, and held technical management positions with Control Data Corporation and Lockheed Missiles and Space Co. Mr. Slavin earned an MBA from the University of Santa Clara and a BA from Claremont McKenna College with majors in economic theory and mathematics.

The Nominating and Corporate Governance Committee believes that Mr. Slavin’s executive, business and strategic consulting and wide breadth of business expertise, including a diversified consulting and business development background, give him the qualifications and skills to serve as our director.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE

Information Regarding the Board of Directors and Corporate Governance

Independence of the Board of Directors

As required under The NASDAQ Stock Market LLC (“NASDAQ”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six (6) directors are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. McClendon, Mr. Hillberg, Mr. Lefkof, Ms. Losty, Mr. Saponas and Mr. Slavin. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on our behalf.

Mr. Brear, our President and Chief Executive Officer, is not an independent director by virtue of his employment with us. The Board has also determined that Mr. Kumar, Executive Vice President, and President, Networking and Applications Product Unit of GENBAND, is not an independent director because GENBAND is a company with which we have entered into a Master OEM Purchase and Sales Agreement.

Board Leadership Structure

The Board has determined that having an independent director serve as Chairperson of the Board is in the best interest of our stockholders at this time, and that separation of the positions of Chairperson of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. The structure ensures a greater role for the independent directors in the oversight of us and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Role of the Board in Risk Oversight

We face a variety of risks, including liquidity and operational risks. The Board and each of its committees are involved in overseeing risk associated with us. The Audit Committee reviews and discusses with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control such exposures. The Audit Committee determines and approves, prior to commencement of the audit engagement, the scope and plan for the internal audit and confers with management and the independent registered public accounting firm regarding the scope, adequacy and effectiveness of internal control over financial reporting, including any special audit steps taken in the event of a material control deficiency. The Audit Committee also reviews with management and the independent registered public accounting firm any fraud, whether or not material, that includes management or other employees who have a significant role in our internal control over financial reporting. Furthermore, the Audit Committee establishes and oversees procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Nominating and Corporate Governance Committee reviews, discusses and assesses, along with input from senior management, the performance of the Board and the committees of the Board at least annually. The Chief Executive Officer and the Nominating and Corporate Governance Committee periodically review succession matters related to the offices of chief executive officer and chief financial officer, and the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board in connection with the selection of appropriate individuals to succeed to such positions. The Compensation Committee reviews, establishes and modifies, as needed, our compensation strategies and policies and is responsible for determining and approving (or, if it deems appropriate, recommending to the Board for determination and approval) the compensation of our executive officers and non-employee directors, taking into account the policies of the Compensation Committee and the performance of the individual, in addition to other factors. The Compensation Committee reviews and recommends to the Board for approval the frequency with which we will conduct say-on-pay votes, taking into account the results of the most recent stockholder advisory vote on the frequency of such say-on-pay votes, and reviews and approves the proposals regarding the say-on-pay vote and the frequency of the say-on-pay vote to be included in each of our annual meeting proxy statements. At least annually, the Compensation Committee reviews our incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses the relationship between our risk management policies and practices and compensation, and evaluates compensation policies and practices that would mitigate such risk.

Meetings of the Board of Directors

The Board met eight times and took action by unanimous written consent five times during the last fiscal year. All directors except for Mr. Kumar attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served that were held during the portion of the last fiscal year for which they were directors or committee members, respectively. It is our policy to invite directors and nominees for director to attend the Annual Meeting either in person or by telephone. We held one annual meeting of stockholders in 2012. James F. Brear, Mary Losty, Scott McClendon, Thomas Saponas and William Slavin attended the meeting in person or by teleconference.

Executive Sessions

As required under applicable NASDAQ listing standards, our independent directors periodically meet in executive session at which only they are present.

Information Regarding Committees of the Board of Directors

The Board has three primary committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for 2012 for each of these committees of the Board:

Name	Audit(1)		Compensation		Nominating and Corporate Governance
Scott McClendon	X	*	X	(2)
James F. Brear
Staffan Hillberg			X		X	*
Elizabeth Huebner(3)	X	*
B.G. Kumar(4)
Alan B. Lefkof(4)			X		X
Mary Losty	X				X
Thomas Saponas	X		X	*
William Slavin					X
Total meetings in 2012	5		6		6
Total actions by unanimous written consent in 2012	—		3		—

(1)	Paul Stich served on the Audit Committee and as its Chairperson until his service to the Board ended on August 27, 2012. Mr. McClendon served as Interim Chairperson of the Audit Committee until Ms. Huebner was appointed to the Board and as Chairperson of the Audit Committee effective September 17, 2012. Upon Ms. Huebner’s resignation from the Board on April 11, 2013, Mr. McClendon was appointed Interim Chairperson of the Audit Committee.

(2)	Mr. McClendon served on the Compensation Committee until August 27, 2012.

(3)	Appointed to the Board effective September 17, 2012. Ms. Huebner resigned from the Board on April 11, 2013.

(4)	Elected to the Board on August 27, 2012.

*	Committee Chairperson

Below is a description of each primary committee of the Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each of these committees meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

The Audit Committee of the Board is a separately-designated standing audit committee established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is composed of three directors: Ms. Losty, Mr. McClendon and Mr. Saponas. The Board reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in the NASDAQ listing standards). The Board has concluded that Mr. McClendon is an “audit committee financial expert” as defined by the applicable SEC rules. The Audit Committee has adopted a written charter that is available on our website at http://www.proceranetworks.com/ir-corporate-governance.html.

The Audit Committee acts on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists the Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include:

•

appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•

prior to commencement of the audit engagement, reviewing and discussing with the prospective independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles, and such independent registered public accounting firm or their affiliates;

•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;

•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;

•

reviewing with management and the independent registered public accounting firm any fraud that includes management or employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or other auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing management’s efforts to monitor compliance with our policies designed to ensure compliance with laws and rules; and

•

reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically, and at least annually, reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to the Board for its consideration and approval.

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Ms. Mary Losty

Mr. Scott McClendon

Mr. Thomas Saponas

1	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee of the Board is composed of three directors: Mr. Hillberg, Mr. Lefkof and Mr. Saponas. All members of the Compensation Committee are independent (as independence is currently defined in the NASDAQ listing standards). The Compensation Committee has adopted a written charter that is available on our website at http://www.proceranetworks.com/ir-corporate-governance.html.

The Compensation Committee acts on behalf of the Board to fulfill the Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee include:

•

reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to the Board regarding) our overall compensation strategies and policies, and reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to the Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to the Board for determination and approval) the compensation and terms of employment of our executive officers and senior management;

•

evaluating and approving (or, if it deems appropriate, making recommendations to the full Board regarding) corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;

•

reviewing and approving (or, if it deems appropriate, making recommendations to the Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and senior management;

•	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

•

reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs, as applicable; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;

•

reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, and reviewing and discussing the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk, at least annually; and

•

reviewing and recommending to the Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals and frequency of the vote on executive compensation to be included in our annual meeting proxy statements.

Historically, the Compensation Committee has made recommendations to the Board for most of the significant adjustments to annual compensation, bonus objectives and equity awards at one or more meetings held during or leading up to the first quarter of the year and in the third quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines or makes recommendations to the Board with respect to his compensation, including any equity awards to be granted. For all executives and non-employee directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, our stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the compensation consultant.

The Compensation Committee reviews and discusses with management our Compensation Discussion and Analysis, and recommends to the Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements, proxy statements or information statements, as applicable.

Compensation Committee Processes and Procedures

The Compensation Committee holds regular or special meetings as its members deem necessary or appropriate. The Compensation Committee, through the chairperson of the Compensation Committee, reports all material activities of the Compensation Committee to the Board from time to time, or whenever so requested by the Board. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to select, retain and obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain and terminate any compensation consultants to assist in its evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may select an internal or external legal, accounting or other advisor or consultant only after considering the independence of such internal or external legal, accounting or other advisor or consultant using factors established by law and the rules and regulations of the SEC and Nasdaq.

During the past year, the Compensation Committee engaged Compensia, Inc. as a compensation consultant. As part of its engagement, Compensia, Inc. was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for the comparative group. Compensia, Inc. has not provided any services to Procera other than this engagement, and receives compensation from Procera only for services provided to the Compensation Committee.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically, and at least annually, reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to the Board for its consideration and approval.

Compensation Committee Interlocks and Insider Participation

As noted above, the Compensation Committee consists of three directors, each of whom is a non-employee director: Mr. Hillberg, Mr. Lefkof and Mr. Saponas. Mr. McClendon served on the Compensation Committee until August 27, 2012. None of the aforementioned individuals was, during 2012, an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated in our Annual Report on Form 10-K for the year ended December 31, 2012.

Mr. Staffan Hillberg

Mr. Alan B. Lefkof

Mr. Thomas Saponas

2	The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is composed of four directors: Mr. Hillberg, Mr. Lefkof, Ms. Losty and Mr. Slavin. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in the NASDAQ listing standards). The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at http://www.proceranetworks.com/ir-corporate-governance.html.

The Nominating and Corporate Governance Committee acts on behalf of the Board to fulfill the Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include:

•	making recommendations to the Board regarding corporate governance issues;

•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board);

•	determining the minimum qualifications for service on the Board, including the right to modify such qualifications from time to time;

•	reviewing and evaluating incumbent directors;

•	serving as a focal point for communication between candidates, non-committee members and our management;

•	recommending to the Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

•	making other recommendations to the Board regarding matters relating to the directors, including director compensation; and

•	considering recommendations for nominees and proposals submitted by stockholders.

The Nominating and Corporate Governance Committee periodically, and at least annually, reviews, discusses and assesses the performance of the Board and committees of the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, the full Board and others. In assessing the Board, the Nominating and Corporate Governance Committee evaluates the overall composition of the Board, the Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders.

In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and us, to maintain a balance of knowledge, experience and capability. While the Nominating and Corporate Governance Committee considers diversity as one of a number of factors in identifying nominees for director, it does not have a formal policy in this regard. The Nominating and Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as traditional diversity concepts such as race or gender. In consideration of our subsidiary in Sweden and the related high concentration of Swedish employees to our total employees, one of our independent directors is Swedish and lives in Sweden. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually, and also periodically, and at least annually, reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to the Board for its consideration and approval.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at 4121 Clipper Court, Fremont, California 94538, Attention: Corporate Secretary, at least 45 days prior to the anniversary date of the mailing of our proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

Historically, we have not adopted a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of our stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to our stockholders in a timely manner. In order to communicate with the Board as a whole, with non-management directors or with specified individual directors, correspondence may be directed to our Corporate Secretary at 4121 Clipper Court, Fremont, California 94538. Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to the Board or such director. Communications determined by our Corporate Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or the director on a periodic basis.

Code of Ethics

We have adopted the Procera Networks, Inc. Code of Conduct and Ethics that applies to all officers, directors and employees. The Code of Conduct and Ethics is available on our website at http://www.proceranetworks.com/ir-corporate-governance.html. A copy of the Code of Conduct and Ethics can be obtained free of charge by writing to our Corporate Secretary at 4121 Clipper Court, Fremont, California 94538. If we make any substantive amendments to the Code of Conduct and Ethics or grant any waiver from a provision of the Code of Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Hedging and Pledging Policies

As part of our Insider Trading Policy, our officers, directors, employees and consultants are prohibited from engaging in short sales of our securities and our officers, directors and employees are prohibited from engaging in hedging transactions involving our securities. Our Insider Trading Policy further prohibits officers, directors and employees from pledging securities as collateral for a loan unless pre-cleared by the Insider Trading Compliance Officer.

Information Regarding Executive Officers

Set forth below are the name, age as of March 31, 2013, position(s), and a description of the business experience of each of our executive officers:

Name	Age	Position(s) Held With Procera	Employee Since
James F. Brear	47	President, Chief Executive Officer and Director	2008
Charles Constanti	49	Vice President and Chief Financial Officer	2009

A description of the business experience of James F. Brear is provided above under the heading “Proposal 1—Election of Directors—Nominees”.

Charles Constanti joined us as our Chief Financial Officer in May 2009 and has over 25 years of public company financial experience. Most recently, Mr. Constanti was the vice president and CFO of Netopia, Inc., a telecommunications equipment and software company, from April 2005 until its acquisition in February 2007 by Motorola, Inc., where he held a senior finance position until May 2009. From May 2001 to April 2005, Mr. Constanti was the vice president and corporate controller of Quantum Corporation, for which he earlier served in different accounting and finance positions since January 1997. Previously, Mr. Constanti held various finance positions at BankAmerica Corporation and was an auditor for PricewaterhouseCoopers. Mr. Constanti is an inactive certified public accountant. He earned a B.S., magna cum laude, in Accounting from Binghamton University.

There are no family relationships between or among any of our executive officers, directors or nominees for director.

Information Regarding our Significant Employees

Set forth below are the name, age as of March 31, 2013, position, and a description of the business experience of each of our significant employees other than our executive officers:

Name	Age	Position Held With Procera	Employee Since
Alexander Haväng	34	Chief Technical Officer	2006
Jon Lindén	38	Chief Strategy Officer	2006

Alexander Haväng has been our Chief Technology Officer since August 2006 when we acquired Netintact AB. Mr. Haväng was a founder of Netintact AB, which was formed in August 2000. Mr. Haväng is responsible for our strategic technology direction. Mr. Haväng is widely known and a respected authority in the open source community, and is the lead architect for PacketLogic. Earlier in his career, Mr. Haväng was one of the chief architects for the open source streaming server software Icecast, along with the secure file transfer protocol GSTP. Mr. Haväng studied computer science at the Linköping University in Sweden.

Jon Lindén has been our Chief Strategy Officer since September 2011 and was our Vice President of Marketing from January 2008 to September 2011. Mr. Lindén joined us in August 2006 as part of the acquisition of Netintact AB, a company he joined in 2001. Mr. Lindén has a background in sales and business development with experience in managing networking products throughout their lifecycle. Prior to joining Netintact, Mr. Lindén was the Chief Executive Officer of the venture-funded company TheSchoolbook.com from 1999 to 2001, and managed sales and marketing at a content management software company from 1998 to 1999. He was project manager at the Swedish Trade Council in Chicago from 1997 to 1998.

PROPOSAL 2

AMENDMENT TO 2007 EQUITY INCENTIVE PLAN

On March 12, 2013, our Board approved an amendment to the 2007 Plan, subject to approval by our stockholders. The 2007 Plan was originally adopted by the Board on October 17, 2007, originally approved by the stockholders on January 30, 2008, amended by the Board on November 13, 2009, which amendment was approved by the stockholders on December 16, 2009, further amended by the Board on March 10, 2011, which amendment was approved by the stockholders on June 13, 2011, and further amended by the Board on March 8, 2012, which amendment was approved by the stockholders on August 27, 2012. The 2007 Plan was amended in December 2009 to increase the number of shares of common stock that could be issued under the 2007 Plan and for clarity, ease of administration and compliance with developments in applicable laws, was further amended in June 2011 to increase the number of shares of common stock that could be issued under the 2007 Plan by 400,000 shares of common stock, and was most recently amended in August 2012 to: (a) increase the number of shares of common stock that could be issued under the 2007 Plan by 800,000 shares of common stock, and (b) eliminate the Board’s ability to take action related to the 2007 Plan that would be treated as a repricing under generally accepted accounting principles without the approval of our stockholders.

We have amended the 2007 Plan to provide for, and submit to our stockholders for approval, an increase in the number of shares of common stock that may be issued under the 2007 Plan by 500,000 shares. The additional shares will increase the total shares of common stock reserved for issuance under the 2007 Plan to an aggregate of 2,400,000 shares, all of which may be issued pursuant to the exercise of incentive stock options or any other type of award. In this Proposal 2, stockholders are requested to approve the foregoing amendment to the 2007 Plan (as amended, the “Amended 2007 Plan”).

Why You Should Vote for the Amended 2007 Plan

Stock Options Are an Important Part of Our Compensation Philosophy

We strongly believe that the approval of the Amended 2007 Plan is critical to our ongoing effort to build stockholder value. We believe that equity compensation provides a strong incentive for employees to work to grow the business and is most attractive to employees who share the entrepreneurial spirit that has made us a success.

The Amended 2007 Plan Contains Strong Compensation and Governance Practices

We have included provisions in the Amended 2007 Plan that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices including:

•

Continued broad-based eligibility for equity awards. We grant stock options to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•

Stockholder approval is required for additional shares. The Amended 2007 Plan does not contain an annual “evergreen” provision. The Amended 2007 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares under the Amended 2007 Plan.

•

No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

Submission of Amended 2007 Plan amendments to stockholders. The Amended 2007 Plan requires stockholder approval for material amendments to the Amended 2007 Plan, including materially increasing the benefits accrued to participants under the Amended 2007 Plan; materially increasing the number of securities which may be issued under the Amended 2007 Plan; materially expanding the class of individuals eligible to participate in the Amended 2007 Plan; or materially extending the term of the Amended 2007 Plan.

•

The Board is prohibited from taking action related to the Amended 2007 Plan that would be treated as a repricing under generally accepted accounting principles without the approval of our stockholders. The Amended 2007 Plan requires that the Board obtain the approval of our stockholders before taking actions that would be deemed to be a repricing under generally accepted accounting principles, including reducing the exercise price of any outstanding stock option and/or cancelling and re-granting any outstanding stock option to reduce the exercise price of the option.

Description of the Amended 2007 Equity Incentive Plan

The principal features of the Amended 2007 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2007 Plan. Stockholders are urged to read the actual text of the Amended 2007 Plan in its entirety, which is appended to this proxy statement as Appendix A.

Types of Awards

The Amended 2007 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards in this Proposal 2 collectively as stock awards or awards.

Eligibility

Awards may be granted under the Amended 2007 Plan to our employees, directors and consultants. Only our employees, or employees of a “parent corporation” or a “subsidiary corporation”, may receive incentive stock options. As of March 31, 2013, approximately 203 employees (including our officers), consultants, and non-employee directors were eligible to participate in the Amended 2007 Plan.

Administration

Our Board, or a committee of the Board, may administer the Amended 2007 Plan. A committee may consist of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Amended 2007 Plan also permits delegation to our officers of the ability to make limited grants of stock options to officers and employees.

As administrator of the Amended 2007 Plan, the Board has the authority to construe and interpret its provisions. Among other things, the Board has the power to determine award recipients and the terms of awards, including the number of shares subject to each award, the form of consideration payable at exercise and the fair market value applicable to an award. The Board has the power to approve forms of award agreements, and to adopt procedures and sub-plans to permit employees, directors or consultants who are foreign nationals or employed outside the United States to participate in the Amended 2007 Plan. The Board may not reduce the exercise price of any outstanding stock option and/or cancel and re-grant any outstanding stock option to reduce the exercise price of the option, or take any other action that is treated as a repricing under generally accepted accounting standards, without the approval of our stockholders.

Stock Subject to the Amended 2007 Plan

We are seeking stockholder approval to add 500,000 new shares to the Amended 2007 Plan. Therefore, if this Proposal 2 is approved, and subject to adjustment upon certain changes in capitalization, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the Amended 2007 Plan will not exceed 2,400,000 shares of common stock, plus an additional number of shares in an amount not to exceed 738,952 comprised of: (i) that number of shares subject to our 2003 Stock Option Plan and our 2004

Stock Option Plan (together, the “Prior Plans”) that were available for future grants as of the date the Amended 2007 Plan was originally adopted by the Board (that is, as of October 17, 2007), plus (ii) the shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement following the date the Amended 2007 was originally adopted by the Board. The shares of common stock subject to stock awards granted under the Amended 2007 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Amended 2007 Plan and be available for issuance under the Amended 2007 Plan.

As of March 31, 2013, options to purchase approximately 1,269,041 shares of common stock and 254,196 shares of restricted stock were outstanding under the Amended 2007 Plan, no awards other than stock options and restricted stock were outstanding and approximately 359,210 shares remained available for future awards under the Amended 2007 Plan.

Terms of Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or nonstatutory stock options; however, no more than 3,138,952 shares of common stock may be issued under the Amended 2007 Plan pursuant to the exercise of incentive stock options. Each option is evidenced by a stock option agreement. The Board determines the terms of a stock option including the number of shares subject to each award, the form of consideration payable at exercise and the fair market value applicable to an award. The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for incentive stock option 110% if the optionee is a 10% holder). The term of an option will not be longer than ten (10) years and may be subject to restrictions on transfer, as imposed by the Board in its sole discretion. When exercised, the exercise price may be paid in cash, check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of our common stock, by a “net exercise” arrangement, or by other means acceptable to the Board.

Options generally terminate three months after termination of an optionee’s service or as set forth in the option agreement. As set forth in the Amended 2007 Plan, the optionee will have longer to exercise when termination is due to disability or death. Under the Amended 2007 Plan, the stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. No option may be exercised beyond the expiration of its term.

Terms of Restricted Stock Awards

Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the Board. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. The Board sets the terms of the restricted stock awards including the size of the restricted stock award, the price to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares will be forfeited by the participant or be subject to a repurchase right in favor of Procera, unless otherwise provided in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. The Board sets of the terms of the restricted stock unit award including the size of the restricted stock unit award, the consideration to be paid by the recipient, the vesting schedule, and any performance criteria. When a participant’s service terminates, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights

A stock appreciation right (“SAR”) is the right to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date for the number of shares of our common stock that are exercised. Stock appreciation rights may be granted as stand-alone stock awards or in tandem with other stock awards. When a SAR is exercised, the holder is entitled to an amount equal to the difference between (i) the fair market value of a share of our common stock on the date the SAR was granted, and (ii) the fair market value of a share of our common stock on the date the SAR is exercised. We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both. Each SAR is evidenced by an agreement specifying the exercise price, vesting schedule, number of shares granted, and the other terms of the SAR. When a participant’s service terminates (other than for cause), the participant shall be entitled to exercise his or her SAR, to the extent that the participant was entitled to exercise the SAR as of the date of termination, but only within a specified period of time. If the SAR is not exercised within the time period specified in the Amended 2007 Plan or the agreement, then the SAR shall terminate.

Terms of Performance Based Stock Awards

Performance Stock Awards. A performance stock award may be granted, may vest, or may be exercised upon achievement of pre-determined performance goals. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board. In addition, to the extent permitted by applicable law and the award agreement, the Board may determine that cash may be used in payment of performance stock awards.

Performance Cash Awards. A performance cash award is a cash award that is paid upon the achievement of performance goals during a performance period. A performance cash award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Board. The maximum cash performance award that may be granted to a participant in a calendar year and made subject to the future attainment of one or more performance goals shall not exceed $1,000,000. The Board may determine that common stock authorized under the Amended 2007 Plan may be used in payment of performance cash awards, including additional shares in excess of the performance cash award as an inducement to hold shares of common stock.

Performance Criteria. Performance-based stock and cash awards may be made subject to one or more of the following criteria, among others: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) operating income; (v) net income (before or after taxes); (vi) net operating income; (vii) net operating income after tax; (viii) pre- and after-tax income; (ix) pre-tax profit; (x) sales or revenue; (xi) expenses; and (xii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified performance criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement.

Terms of Other Stock Awards

The Board may grant other incentive awards that are based in whole or in part by reference to the value of our common stock. Subject to the provisions of the Amended 2007 Plan, the Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the Amended 2007 Plan.

Changes to Capital Structure

In the event of certain changes in our capitalization, including through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2007 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to performance stock awards and other stock-based awards intended to satisfy the requirements of Section 162(m) of the Code (such as options and stock appreciation rights); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions; Changes in Control

In the event of a corporate transaction or a change in control, the Board will take one or more of the following actions: (i) arrange for the surviving company or acquiring corporation to assume or continue outstanding awards or provide substitute awards; (ii) arrange for the assignment to the surviving corporation or acquiring corporation of any reacquisition or repurchase rights held by us in respect of our common stock pursuant to the award; (iii) accelerate the vesting of outstanding awards; (iv) arrange for the lapse of any reacquisition or repurchase rights held by us with respect to an award; (v) provide for the cancellation of outstanding awards; or (iv) provide for a cash payment in settlement of such award.

Duration, Suspension, Termination, and Amendment

The Board may amend, suspend or terminate the Amended 2007 Plan at any time. The Amended 2007 Plan is scheduled to terminate on October 16, 2017, which date is ten years from the date the Board originally adopted the Amended 2007 Plan. No awards may be granted under the Amended 2007 Plan while the Amended 2007 Plan is suspended or after it is terminated.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment; (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (iii) withholding cash from an award settled in cash or withholding payment from any other amounts payable to the participant; or (iv) by other method set forth in the award agreement.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the Amended 2007 Plan. This summary is not exhaustive, and does not discuss state, local or foreign tax laws.

Award Implications for Us

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (described below) and the satisfaction of a tax reporting obligation, we are entitled to a deduction in the same amount and in the same year as the ordinary income recognized by participants with respect to the awards they receive pursuant to the Amended 2007 Plan.

Incentive Stock Options

An optionee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period.

Nonstatutory Stock Options

No taxable income is generally recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and fair market value of the shares on the exercise date, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income, in the year in which the shares subject to that unit vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of cash awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received. If the participant receives shares of restricted stock or restricted stock units, the participant generally will be taxed in the same manner as described above for restricted stock or restricted stock units, as applicable. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and income previously recognized on the shares, will be taxed as capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Withholding

If the participant is an employee, any ordinary income arising from an award generally is subject to withholding of income and employment taxes.

Section 162(m)

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. It is possible that compensation attributable to Amended 2007 Plan awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any given year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation if certain steps are taken by the corporation.

In order to have the discretion to preserve, to the greatest extent possible, our tax deductions on stock and cash awards granted under the Amended 2007 Plan, Section 162(m) of the Code requires that our stockholders approve certain limitations on these awards. Therefore, the Amended 2007 Plan provides that no person may be granted stock awards whose value is determined by reference to an increase over an exercise or strike price that is less than one hundred percent (100%) of the fair market value of the common stock on the date of grant (such as options and stock appreciation rights) covering more than 150,000 shares of common stock during any calendar year. In addition, no person may be granted performance stock awards covering more than 75,000 shares of common stock during any calendar year. Finally, no person may be granted performance cash awards with a value exceeding $1,000,000 during any calendar year. All of these share limits are subject to adjustment upon certain changes in capitalization.

New Plan Benefits

Awards under the Amended 2007 Plan are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the Amended 2007 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the Amended 2007 Plan. Awards under the Amended 2007 Plan are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the Amended 2007 Plan.

Plan Benefits

The following table presents certain information with respect to options granted under the Amended 2007 Plan as of March 31, 2013 to (i) our named executive officers, (ii) all current executive officers as a group, (iii) all non-employee directors as a group, and (iv) all current employees, excluding non-executive officers, as a group. On March 28, 2013, the last reported sales price of our common stock was $11.89.

Amended 2007 Plan

Name and Position(s)	Dollar value ($)(1)	Number of Shares of Stock Option Grants Subject to Awards	Number of Shares of Restricted Stock Subject to Awards
James F. Brear, President, Chief Executive Officer and Director	4,806,021	375,000	95,000
Charles Constanti, Vice President, Chief Financial Officer and Corporate Secretary	1,510,358	140,000	45,000
Staffan Hillberg, Director	239,888	22,142	7,522
B.G. Kumar, Director	—	—	—
Alan B. Lefkof, Director	114,874	5,000	2,071
Mary Losty, Director	148,195	11,055	7,421
Scott McClendon, Chairperson of the Board	200,642	23,171	8,441
Thomas Saponas, Director	199,845	20,750	7,964
William Slavin, Director	108,469	5,000	7,173
Executive Officer Group	6,316,379	515,000	140,000
Non-Employee Director Group	1,011,913	87,118	40,592
Non-Executive Officer Employee Group	17,128,140	1,810,086	115,187

(1)	The amounts in this column reflect the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718 (“ASC 718”). These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the recipients. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the year ended December 31, 2012 and in our discussion of Stock-Based Compensation in our Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Since its inception, no shares have been issued to any associate of any director, nominee or executive officer under the Amended 2007 Plan. No person has been issued or will be issued five percent or more of the total amount of shares issued under the Amended 2007 Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2012 with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	1,331,779	(1)	$14.65	369,543	(2)
Equity compensation plans not approved by stockholders	—		—	—

Total:	1,331,779		$14.65	369,543

(1)	Includes unexercised options issued pursuant to the Amended 2007 Plan.

(2)	Includes unissued options available pursuant to the Amended 2007 Plan.

Required Vote and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Our Board believes that approval of Proposal 2 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE ON FAVOR OF PROPOSAL 2

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. In accordance with these requirements, at our 2011 Annual Meeting of Stockholders, a majority of our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered the voting results on that proposal and determined to hold future advisory votes on the compensation of our named executive officers on an annual basis. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are appropriately designed to align the interests of our executive officers with those of our stockholders, to emphasize strong pay-for-performance principles and to enable us to attract and retain talented and experienced executives to lead us in a competitive environment.

Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and related disclosure.”

Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this Proposal 3 requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that management seek stockholder ratification of the selection of the independent registered public accounting firm at the Annual Meeting. Ernst & Young LLP was appointed our registered public accounting firm on March 30, 2012, and Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2012. During the fiscal years ended December 31, 2010 and 2011 and the subsequent interim period through March 30, 2012, neither we nor anyone on our behalf consulted with Ernst & Young LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by Ernst & Young LLP that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests as well as the best interest of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Prior Independent Registered Public Accounting Firm

Prior to the appointment of Ernst & Young LLP as our independent registered public accounting firm, PMB Helin Donovan, LLP served as our independent registered public accounting firm from July 26, 2006 until it was dismissed as our independent registered public accounting firm by the Audit Committee on March 30, 2012. PMB Helin Donovan, LLP audited our financial statements for the fiscal years ended December 31, 2006, 2007, 2008, 2009, 2010 and 2011. Representatives of PMB Helin Donovan, LLP are not expected to be present at the Annual Meeting.

The audit reports of PMB Helin Donovan, LLP on our financial statements for the fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for the fiscal years ended December 31, 2010 and 2011 and the subsequent interim period through March 30, 2012, there were no disagreements and no reportable events with PMB Helin Donovan, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of PMB Helin

Donovan, LLP, would have caused PMB Helin Donovan, LLP to make reference to the matter of such disagreements in their reports.

We provided PMB Helin Donovan, LLP with a copy of the foregoing disclosures and requested that PMB Helin Donovan, LLP provide a letter addressed to the SEC stating whether it agrees with the foregoing statements. PMB Helin Donovan, LLP furnished such a letter, dated April 2, 2012, and a copy was filed as Exhibit 16.1 to our Current Report on Form 8-K/A that was filed with the SEC on April 4, 2012.

Principal Accountant Fees and Services

In connection with the audit of the 2012 financial statements, we entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP would perform audit services for us.

In connection with the audit of the 2011 financial statements, we entered into an engagement agreement with PMB Helin Donovan, LLP which sets forth the terms by which PMB Helin Donovan, LLP would perform audit services for us.

The following table represents aggregate fees billed to us for the year ended December 31, 2012 by Ernst & Young LLP, our principal independent registered public accounting firm during such year, as well as the aggregate fees billed to us for the year ended December 31, 2011 by PMB Helin Donovan, LLP, our principal independent registered public accounting firm during such year.

	Fiscal Year Ended December 31,
	2012	2011
Audit Fees (1)	$421,093	$170,556
Audit-Related Fees (2)	443,218	—
Tax Fees	—	—
All Other Fees (3)	—	30,000

Total Fees	$864,311	$200,556

(1)	Includes fees for the audit of the annual financial statements included in our Annual Report on Form 10-K and the review of interim financial statements included on Quarterly Reports on Forms 10-Q by our principal independent registered public accounting firm and the annual review of Sarbanes-Oxley Section 404 implementation.

(2)	Audit-related fees principally include due diligence costs in connection with evaluating acquisitions.

(3)	Includes fees for the preparation and review of our Form S-8 registration statements, Form S-3 registration statements, proxy statements, Form 8-Ks and SEC comment response letters, as applicable.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted a policy that all audit, review and attest services, audit-related, tax and any other non-audit services to be performed by our independent registered public accounting firm must be pre-approved by the Audit Committee. Our policy is that all such services must be approved prior to the commencement of the engagement to render the services. The Audit Committee is also required to pre-approve the scope of and plans for the audit or the scope of the non-audit services, the adequacy of staffing, and the compensation to be paid at our expense, as well as any subsequent changes to the terms of the engagement. Additionally, the Audit Committee has the responsibility of negotiating and executing, on our behalf, the engagement letters of our independent registered public accounting firm, which such approval must be pursuant to pre-approval policies and procedures established by the Audit Committee consistent with applicable laws and rules. The Audit Committee may delegate the preapproval authority to one or more members of the Audit Committee as long as the pre-approval decisions are presented to the full Audit Committee at the next scheduled meeting.

The Audit Committee will only approve those services that would not impair the independence of the independent registered public accounting firm and which are consistent with the rules of the SEC and the PCAOB.

Under this policy, the Audit Committee meets at least annually to review and where appropriate approve the audit and non-audit services to be performed by our independent registered public accounting firm. Any subsequent requests to have the independent registered public accounting firm perform additional services must be submitted in writing to the Audit Committee by our chief financial officer, together with the independent registered public accounting firm, which written request must include an affirmation from each that the requested services are consistent with SEC and PCAOB rules on auditor independence.

Moreover, prior to the engagement of any prospective independent auditors, the Audit Committee reviews a written disclosure provided by the independent auditors of all relationships between the prospective independent auditors, or their affiliates, and Procera, or persons in financial oversight roles, which may reasonably be thought to bear on independence. The Audit Committee discusses with the proposed independent auditors the potential effects on independence of any such relationship.

All fees paid to Ernst & Young LLP and PMB Helin Donovan, LLP for 2012 and 2011, respectively, were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of Procera and our stockholders to change the state of incorporation of Procera from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our company. For purposes of the discussion below, we, before and after the Reincorporation, are sometimes referred to as “Procera-Nevada” and “Procera-Delaware,” respectively.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix B (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this Proposal 5, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix C (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix D (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern Procera-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix E (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this Proposal 5, the Board will adopt Bylaws for Procera-Delaware, substantially in the form appended to this proxy statement as Appendix F (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Procera-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix G (the “Delaware Indemnification Agreement”). Approval of this Proposal 5 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Procera and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Reasons for the Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. As the owners of Procera, any benefits provided to us by Delaware law directly benefit our stockholders. In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to Procera and our stockholders:

•	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

•

the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•

the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

•

the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of Procera and is not aware of any present attempt by any person to acquire control of Procera or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

Effects of the Reincorporation

By virtue of the Reincorporation, all of the rights, privileges and powers of Procera-Nevada, all property owned by Procera-Nevada, all debts due to Procera-Nevada and all other causes of action belonging to Procera-

Nevada immediately prior to the Reincorporation will remain vested in Procera-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Procera immediately prior to the Reincorporation will remain attached to Procera-Delaware following the Reincorporation. Procera-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of Procera-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of common stock on the Nasdaq Global Select Market under the same symbol “PKT”. Procera-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Procera-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Procera-Delaware common stock. The Reincorporation will not change the respective positions of Procera or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Procera-Delaware, all of our employee benefit and incentive plans will become Procera-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Procera-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of Procera-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by Procera-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Procera-Delaware.

Procera-Nevada stockholders will not be required to exchange their Procera-Nevada stock certificates for new Procera-Delaware stock certificates. Following the effective time of the Reincorporation, any Procera-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Procera-Delaware stock certificates. Procera stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the Procera-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of Procera-Nevada common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to Procera-Delaware common stock will include the period during which you held the corresponding shares of Procera-Nevada common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Procera-Nevada previously filed with the SEC will remain the financial statements of Procera-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Blank Check Stock

Procera-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation of both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Procera-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Procera-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Procera-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Procera-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Procera-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Procera-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Procera-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions from the current Articles of Incorporation and Bylaws of Procera-Nevada, they also include certain provisions that are different from the provisions contained in Procera’s current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Procera-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and Procera-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws of Procera-Nevada and the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively.

Provision	NRS and Procera-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Amendment of Charter Documents	Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the	The Delaware Certificate of Incorporation will also provide that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal the provisions in the Certificate of Incorporation relating to election of directors, amendments to the Bylaws, ability of stockholders to take action by written consent, indemnification and amendments to the Certificate of Incorporation.

Provision	NRS and Procera-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
absence of any specifically enumerated power in the certificate of incorporation.
Amendment of Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Procera’s articles of incorporation currently provide that the Board may adopt, amend and repeal bylaws made by the Board, but that bylaws shall not be adopted, altered, amended or repealed by the stockholders except by the vote of the holders of not less than 2/3rds of the outstanding shares of stock entitled to vote upon the election of directors.

Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Delaware law restricts the ability of the Board to amend the company’s bylaws unless the company’s certificate of incorporation provides otherwise.

The Delaware Certificate of Incorporation and the Procera-Delaware Bylaws expressly empower the Board to adopt, amend or repeal our Bylaws. Stockholders will continue to only be permitted to adopt, alter, amend or repeal bylaws by a vote of 2/3rds of the outstanding shares of stock entitled to vote upon the election of directors.

Number of Authorized Directors	Procera’s existing Bylaws provide that the Board shall consist of no less than one (1) and no more than fifteen (15) members, the specific number to be set by resolution of the Board of Directors. The number of directors may be changed from time to time by amendment to the Bylaws.	The Procera-Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the total number of directors.	The Procera-Delaware Bylaws are similar to our current Bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution, whereas the current Bylaws require the Board to amend the Bylaws to

Provision	NRS and Procera-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
set a number of directors above fifteen.
Filling Vacancies on the Board of Directors	The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	Delaware law provides greater protection to the company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.
Removal of Directors	Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.	With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.	To comply with Delaware law, the Procera-Delaware Bylaws will provide that a director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Provision	NRS and Procera-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions

Procera’s existing Bylaws provide that any director may be removed, with or without cause, by a vote of the holders of two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Interested Party Transactions	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the Board, committee or stockholders and the transaction is approved or ratified by the Board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.	Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the	Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Provision	NRS and Procera-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.
Stockholder Voting-Quorum	Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.	Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law are substantially similar in respect to quorum requirements.
Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.
Stockholder Vote for Mergers and Other Corporate Reorganizations	Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation	Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

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	outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
Special Meetings of Stockholders	Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors or the president may call annual and special meetings of the stockholders and directors.	Under Delaware law, a special meeting of stockholders may be called by the Board or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	Nevada law provides for the explicit authority of any two directors and the president to call special meetings, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

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Calling Special Meetings of Stockholders	Our existing bylaws provide that special meetings of stockholders may be called by the Chief Executive Officer, the Chairman of the Board or the Board pursuant to a resolution adopted by a majority of the total number of authorized directors. Our Secretary may call a special meeting upon the written request of the stockholders of record entitled to cast not less than 10% of the votes at such special meeting.	The Procera-Delaware Bylaws provide that a special meeting of stockholders may be called at any time by the Board or such persons as may be authorized by the certificate of incorporation or the bylaws. The Procera-Delaware Bylaws provide that a special meeting of stockholders may be called by the Chief Executive Officer, the Chairperson of the Board or the Board pursuant to a resolution adopted by a majority of the total number of authorized directors.	The Procera-Delaware Bylaws will no longer provide that a special meeting may be called upon the written request of the stockholders of record entitled to cast not less than 10% of the votes at such special meeting.
Failure to Hold an Annual Meeting of Stockholders	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.	Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.
Adjournment of Stockholder Meetings	Under the NRS, a corporation is not required	Under the DGCL, if a meeting of stockholders is	Delaware law requires companies to

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	to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.	adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.	provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.
Limitation on Director Liability	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.	Delaware law is more extensive in the enumeration of actions under which a company may not eliminate a director’s personal liability.
Indemnification	Under Nevada law, a corporation may indemnify	Under Delaware law, a corporation may indemnify	The indemnification provisions of the NRS

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	any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement	any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation and the DGCL are substantially similar as both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

We expect to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

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	to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.	unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Advancement of Expenses	Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of	Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized	Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.

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	competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.	under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.
Declaration and Payment of Dividends	Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).	Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

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Business Combinations	Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date	Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

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the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.
Taxes and Fees	Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $35,000, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the

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net assets of the corporation.

Dissenters’ Rights

Under the NRS, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. Because Procera’s common stock is currently listed on the Nasdaq Global Select Market, it satisfies the definition of “covered security”, and stockholders will therefore not be entitled to dissenters’ rights in connection with the Reincorporation.

Required Vote and Board of Directors Recommendation

Approval of Proposal 5 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board believes that approval of Proposal 5 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2013 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Procera Networks, Inc., 4121 Clipper Court, Fremont, California 94538.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Scott McClendon (2)	55,154	*
James F. Brear (3)	245,250	1.2%
Staffan Hillberg (4)	26,122	*
B.G. Kumar	—	*
Alan B. Lefkof (5)	7,071	*
Mary Losty (6)	180,531	*
Thomas Saponas (7)	40,614	*
William Slavin (8)	12,173	*
Charles Constanti (9)	115,300	*
All executive officers and directors as a group (9 persons) (10)	682,215	3.3%
BlackRock, Inc. (11)	2,456,027	12.0%
OppenheimerFunds, Inc. (12)	998,180	4.9%
The Vanguard Group (13)	1,098,704	5.3%

*	Less than one percent.

(1)	This table is based upon information supplied by officers and directors. Information about principal stockholders is based solely on filings by the beneficial owners with the SEC pursuant to Section 13(g) under the Exchange Act. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the beneficial owners named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,547,549 shares outstanding on March 31, 2013, adjusted as required by rules promulgated by the SEC. Shares of common stock subject to options that are exercisable within 60 days of March 31, 2013 are deemed to be outstanding and to be beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(2)	Represents 11,642 shares of our common stock, 8,441 shares of restricted stock and options to purchase 35,071 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(3)	Represents 95,000 shares of restricted stock and options to purchase 150,250 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(4)	Represents 7,522 shares of restricted stock and options to purchase 18,600 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(5)	Represents 2,071 shares of restricted stock and options to purchase 5,000 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(6)	Represents 157,055 shares of our common stock, 7,421 shares of restricted stock and options to purchase 16,055 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(7)	Represents 7,964 shares of restricted stock and options to purchase 32,650 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(8)	Represents 7,173 shares of restricted stock and options to purchase 5,000 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(9)	Represents 300 shares of our common stock, 45,000 shares of restricted stock and options to purchase 70,000 shares of our common stock that are exercisable in whole or in part within 60 days of March 31, 2013.

(10)	Includes shares which our executive officers and directors have the right to acquire within 60 days of March 31, 2013 pursuant to outstanding options described in the notes above.

(11)	BlackRock, Inc. (“BlackRock”) filed a Schedule 13G on April 10, 2013, reporting that, as of March 28, 2013, it had sole voting and dispositive power with respect to an aggregate of 2,456,027 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. BlackRock’s address is 40 East 52nd Street, New York, New York 10022.

(12)	OppenheimerFunds, Inc. (“Oppenheimer”) filed a Schedule 13G/A on February 13, 2013, reporting that, as of December 31, 2012, it had shared voting and dispositive power with respect to an aggregate of 998,180 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Oppenheimer’s address is Two World Financial Center, 225 Liberty Street, New York, NY 10281.

(13)	The Vanguard Group (“Vanguard”) filed a Schedule 13G on February 13, 2013, reporting that, as of December 31, 2012, it had sole voting power with respect to an aggregate of 23,865 shares, sole dispositive power with respect to an aggregate of 1,076,039 shares and shared dispositive power with respect to an aggregate of 22,665 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. The Schedule 13G also stated that (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 22,665 shares as a result of its serving as investment manager of collective trust accounts; and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 1,200 shares as a result of its serving as investment manager of Australian investment offerings. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Executive Compensation

Compensation Discussion and Analysis

Overview of Compensation Program

The goal of our executive compensation program is to provide a structure of incentives and rewards that will drive behavior and performance in a way that builds long term value for our stockholders. In support of this goal we have implemented compensation and benefit programs that are designed to:

•	Reward performance;

•	Align the interests of management and stockholders;

•	Enable the recruitment and retention of high quality executives; and

•	Provide fair and reasonable levels of compensation.

Compensation Objectives

The following are the principal objectives of our compensation programs:

Performance – We strive to maintain a performance-oriented culture. Each of our compensation elements is designed to encourage performance improvement of our executive officers. We expect our executive officers to perform to high standards of competence.

Alignment with stockholders – We set our goals based on the business milestones that we believe are most likely to drive long term stockholder value and by tying significant elements of executive compensation to our business success. Cash bonuses are designed to acknowledge short-term goal accomplishment while over the long-term, executive officers can benefit directly from increases in the value of our common stock through equity participation, primarily in the form of stock options and restricted stock.

Recruiting and retention – Building an outstanding organization and delivering excellence in all aspects of our performance require that we hire, and retain, high quality executives. We believe that an environment in which employees are able to have an enjoyable, challenging and rewarding work experience is critical to our ability to recruit and retain the right people. A crucial aspect of that environment is the structure of incentives and rewards that are embedded in the compensation program. We strive to keep this structure competitive so that qualified people are motivated to join our team and to continue to grow and succeed at Procera.

Fair and reasonable compensation – We strive to make our compensation programs fair in relation to other executives within the organization and in relation to comparable positions in other companies. We set compensation levels that are reasonable in terms of our overall financial and competitive condition as a company and that reflect the experience, skills and level of responsibility of the executive. We utilize executive compensation resources to aid in benchmarking all components of our executive compensation levels to outside market conditions.

Compensation Process

The Compensation Committee of the Board operates under a Board-approved charter. This charter specifies the principal responsibilities of the Compensation Committee as follows: (i) to review, modify and approve (or make recommendations to the Board for) our overall compensation strategy, including performance goals, compensation plans, programs and policies, employment and similar agreements with executive officers; (ii) to determine the compensation and terms of employment of the chief executive officer and the other executive officers; (iii) to administer and to approve (or make recommendations to the Board for) the adoption, amendment or termination of benefit plans, including option plans, bonus plans and any deferred compensation plans; (iv) to review our incentive compensation arrangements in the context of risk management; (v) to review and recommend to our Board for approval the frequency with which we will conduct the say-on-pay vote; (vi) to review and approve (or make recommendations to the Board for) the compensation payable to our non-employee directors; and (vii) to establish appropriate insurance for the directors and officers. The Compensation Committee consists of three directors, each of whom satisfies the independence requirements of the NASDAQ guidelines as well as applicable SEC and Internal Revenue Service regulations.

The performance of each of our executive officers is evaluated at least annually at the end of the calendar year. The chief executive officer’s performance is evaluated by the Compensation Committee and the performance of the other executive officers is evaluated by the chief executive officer and reviewed with the Compensation Committee. The factors taken into account in the evaluation of performance include the extent to which pre-established goals and business plans were accomplished and the extent to which the executive demonstrated leadership, creativity, teamwork and commitment, and embodied our company values. Other factors that are considered in making compensation determinations are the experience, skill level and level of responsibility of the executive and competitive market conditions.

All options and restricted stock awards granted to executive officers and directors must be approved by the Board or the Compensation Committee. At the time of hire, options and/or restricted stock awards are granted effective on or shortly after the employment start date for the executive. Generally, we assess all of our executive officers on an annual basis for potential additional stock option and/or restricted stock grants. These annual awards are approved by the Board or the Compensation Committee.

We conducted a say-on-pay vote at our 2012 Annual Meeting of Stockholders and approximately 97% of the votes cast were for approval of the 2011 executive compensation. Our 2012 executive compensation approach was overall generally in line with the 2011 approach previously approved by our stockholders.

Compensation Elements

General – We have implemented specific compensation elements to address our objectives, including base salary, a cash bonus plan, equity participation and benefits. These elements combine short-term and longer-term incentives and rewards in meeting our executive compensation goals.

Market Compensation Data – The Compensation Committee considers relevant market data in setting the compensation for our executive officers. During 2011 and 2012, the Compensation Committee selected Compensia, Inc. to provide a compensation assessment for establishing executive officer and director compensation. Compensia, Inc. was selected because of its experience in developing peer groups, assessing the market competitiveness of executive compensation programs and providing guidance on any adjustments needed to conform to market compensation programs. Compensia also showed considerable experience with Silicon Valley high technology companies. Broad survey data of companies with similar revenue, growth, headcount and market capitalization was used as an aid in making compensation decisions for 2012 and 2013.

Base Salary – In determining base salaries for our executive officers, we benchmark each of our executive positions using data compiled by Compensia, Inc.

The report used as the basis for the compensation paid in 2012 was the Compensia, Inc. (2011) Executive Compensation Assessment (the “2011 Compensation Assessment”), which included 15 peer technology and communication companies with revenue between $25 million and $88 million for the most recent four quarters available as of October 2011 and that had demonstrated revenue growth. The 2011 Compensation Assessment summarized the compensation for chief executive officers and chief financial officers. The 15 companies identified in the 2011 Compensation Assessment were as follows:

Ambient	Maxlinear	Pervasive Software
Aware	Meru Networks	Semileds
ClearOne Communications	Numerex	SPS Commerce
eGain Communications	ORBCOMM	TII Network Technologies
Hughes Telematics	PCTel	Wave Systems

After consideration of all data, the Compensation Committee elected to target base salary for the Company’s chief executive officer and chief financial officer between the 50th and the 75th percentiles of the peer group companies because our revenue growth has exceeded that of all of the companies in the peer group during comparable periods. The target for total cash compensation, including base salary and cash incentives, was at approximately the 75th percentile for the Company’s chief executive officer and at between the 50th and the 75th percentiles for the Company’s chief financial officer for the same reason. However, as noted above, many factors affect the determination of the salary level and cash incentives for individual executives, including performance, experience, skill, responsibilities and competitive market factors. Consistent with our approach to setting the 2012 compensation paid to our named executive officers, in general, we seek to provide a fair, reasonable and competitive level of base salary and cash incentives. The Compensation Committee recommended to increase the base salary of the chief executive officer to $360,000, effective January 1, 2013, from $345,000 in 2012, with no change to the on-target cash incentives of 80% base salary; and to increase the base salary of the chief financial officer to $260,000, effective January 1, 2013, from $250,000 in 2012, with no change to the on-target cash incentives of 60% base salary. These increases reflect the expected 4% increase in executive compensation for 2013. In December 2012, the Board approved the recommendations of the Compensation Committee regarding our chief executive officer’s and chief financial officer’s base salaries and on-target cash incentives.

Cash Bonus – While we believe that the provision of short-term cash incentives is important to aligning the interests of executive officers and stockholders, and to the rewarding of performance, we also take into account our overall financial situation. The cash bonuses paid for 2012 were based on pre-determined or specific corporate or individual performance targets.

Bonus payouts for performance in the year ended December 31, 2012 were calculated based on revenue and non-U.S. generally accepted accounting principles (“GAAP”) operating profit (“Non-GAAP Operating Income”). Non-GAAP Operating Income represents net income (loss), excluding the effect of stock-based compensation and the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence and other costs for potential mergers, acquisitions and other significant partnership arrangements. The bonus assessment was made for two separate periods – the six months ended June 30, 2012 and the six months ended December 31, 2012. The range of potential payouts was from 0% to 200% of the on-target bonus amount, depending upon the level of revenue and Non-GAAP Operating Income achieved, using the following formula for each period: (a) base salary in effect at the end of the applicable period, multiplied by (b) 50% (for half-year), multiplied by (c) the executive’s on-target bonus percentage, multiplied by (d) the revenue metric, multiplied by (e) the Non-GAAP Operating Income metric; provided that the product of the revenue metric and the Non-GAAP Operating Income metric was capped at 200%.

The performance targets for a 100% bonus payout for the first half of 2012 included a revenue measure of $23 million and achieving breakeven Non-GAAP Operating Income for the six months ended June 30, 2012. The bonus amount was increased or decreased if the revenue achieved was more or less than the target, respectively, with no bonus if revenue was below $16.1 million for the first half of 2012. If we achieved breakeven or greater Non-GAAP Operating Income for the quarter ended March 31, 2012 or the quarter ended June 30, 2012, but not both, the calculated bonus would be reduced by 50%. If we did not achieve breakeven or greater Non-GAAP Operating Income for the quarter ended March 31, 2012 or the quarter ended June 30, 2012, the calculated bonus would be reduced by 75%. The performance targets for a 100% bonus payout for the second half of 2012 included a revenue measure of $36 million and Non-GAAP Operating Income of $3.859 million for the six months ended December 31, 2012. The bonus amount was increased or decreased if the revenue achieved was more or less than the target, respectively, with no bonus if revenue was below $25.2 million for the second half of 2012. The bonus amount for the second half of 2012 was increased or decreased if the Non-GAAP Operating Income achieved was more or less than the target, respectively. If we achieved 70% of the Non-GAAP Operating Income target for the six months ended December 31, 2012, the calculated bonus would be reduced by 50%. If we achieved less than 70% of the Non-GAAP Operating Income target for the six months ended December 31, 2012, the calculated bonus would be reduced by 75%. The targets were based on our financial plan for 2012, which included approximately 30% revenue growth for 2012, or revenue of $59 million, operating losses of $439,000 projected for the first half of 2012 and operating income of $3.164 million projected for the second half of 2012.

The Compensation Committee established target cash bonus incentives for 2012 based on the Compensation Assessment conducted in 2011. For 2012, our chief executive officer and chief financial officer were eligible for a target bonus of 80% and 60% of base salary, respectively. After consideration of the 2011 Compensation Assessment prepared by Compensia, the Compensation Committee elected to target total cash compensation, including base salary and cash incentives, at or above the 50th percentile for 2012 because our revenue growth, as of October 2011, exceeded that of most of the companies in the peer group during comparable periods. No change was made to the cash incentives as a percentage of base salary for our chief executive officer and chief financial officer for 2012 as compared with 2011, which remained 80% and 60%, respectively. For the first half of 2012, we achieved 117% of the established revenue target, and our Non-GAAP Operating Income far exceeded the breakeven target. The bonus earned by our chief executive officer and chief financial officer for this period was $276,000 and $150,000, respectively. For the second half of 2012, 91% and 150% of the established revenue and Non-GAAP Operating Income targets were achieved, respectively. The bonus earned by our chief executive officer and chief financial officer for this period was $174,708 and $94,950, respectively. The total cash bonus paid to our chief executive officer and chief financial officer for 2012 was $450,708 and $244,950, respectively.

The Compensation Committee established target cash bonus incentives for 2013 based in part on the 2012 Compensation Assessment. For 2013, our chief executive officer and chief financial officer are eligible for a target bonus of 80% and 60% of base salary, respectively. These percentages are slightly above the 50th percentile for our chief executive officer and the 50th percentile for our chief financial officer and the same target bonus percentages of salary used for our chief executive officer and chief financial officer for 2012.

Equity Incentive – We utilize stock options and restricted stock as the primary methods of equity participation for our executive officers. Equity awards are intended to reward and recognize long-term contribution to our stockholders. We determine option and restricted stock grants with reference to our own capitalization structure, the 2012 Compensation Assessment and to internally generated benchmarks that we have established to determine appropriate levels of equity awards for our employees. Because of the long-term nature of this incentive, the awards were evaluated over a multi-year period. The 2012 Compensation Assessment included an analysis of long-term equity incentives based on a survey of unnamed companies.

In December 2012, the Board granted stock options to purchase 100,000 and 40,000 shares of our common stock to our chief executive officer and chief financial officer, respectively, and awarded restricted stock grants of 25,000 and 10,000 shares to our chief executive officer and chief financial officer, respectively. These awards were the outcome of the regular periodic review of executive compensation and were slightly above the 75th percentile of the survey of unnamed companies included in the 2012 Compensation Assessment.

These awards are based on the exceptional growth and continued improved financial performance of the Company. The balance of options and restricted stock grants were designed to provide a balance of long-term growth opportunity and retention incentive for the executives. The restricted grants have single, three-year cliff vesting and the options have the standard ten-year life and four-year vesting schedule used for option grants made to all company employees. For purposes of making awards in 2012, we assumed that one share of restricted stock was equivalent to an option to purchase approximately three shares of our common stock.

Benefits – We provide a competitive range of health and other benefit programs to our executive officers. These are provided on the same basis to executive officers and other employees in the United States and include health and dental insurance, life and disability insurance and a 401(k) plan. Our employees in Sweden receive benefits at levels that are customary to the country.

Severance and Change of Control – We entered into employment agreements with our chief executive officer and chief financial officer to attract and retain the service of our executive officers. The employment agreements for our chief executive officer and chief financial officer were each most recently amended and restated in December 2012. Under the restated agreements, in the event of a termination of employment for reasons other than “cause” or if our Chief Executive Officer or Chief Financial Officer terminates his employment with us for “good reason,” these officers are entitled to receive: (i) severance payments in an amount equal to the individual’s base salary multiplied by a specified amount; (ii) the full amount of any bonus earned in the prior fiscal year that had not been paid to the individual and the pro-rata portion of the annual bonus earned in the fiscal year in which the termination occurs; (iii) continuation of certain healthcare benefits for the executive and his dependents for twelve months; and (iv) if the termination occurs within twelve months after a “change in control,” the unvested portion of all outstanding equity awards held by him will immediately become fully vested; otherwise, the vesting of each equity award held by him shall be accelerated by 12 months and, if any of such officer’s equity awards are less than 100% vested after giving effect to the additional 12-month vesting, each vesting cliff for such award will be eliminated and the award shall be deemed to have vested on a pro rata daily basis measured from the vesting commencement date of the award. The employment agreements are described in more detail below under “Employment, Severance, Separation and Change of Control Agreements”. In addition, in the event of a change of control of Procera, the unvested portions of the December 2010 and November 2011 restricted stock grants held by our chief executive officer and our chief financial officer, and the option granted to our chief financial officer in May 2009, will immediately become fully vested. The employment agreements and the restricted stock and option vesting acceleration provision are described in more detail below under “Employment, Severance, Separation and Change of Control Agreements”.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Code, a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers, other than its chief financial officer, to the extent the compensation for any such individual exceeds one million dollars for the taxable year. Our executive compensation programs are designed to enable us to preserve the deductibility of compensation payable to executive officers, although deductibility will be only one of a number of factors considered in determining appropriate levels or types of compensation. Procera cannot guarantee that compensation that may be intended to preserve the deductibility of compensation payable to executive officers under Section 162(m) of the Code will in fact so qualify for deductibility.

Risk Considerations in our Compensation Program

The Compensation Committee has addressed the concept of risk as it relates to our compensation program and the Compensation Committee does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

•	We structure our pay to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of our stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, our cash bonus is awarded based on targets for revenue and Non-GAAP Operating Income. For long-term performance, our stock option awards generally vest over four years and are only valuable if our stock price increases over time; and restricted stock awards vest in three years. We believe that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short- and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

•

Because Non-GAAP Operating Income is a key performance measure for determining incentive payments, we believe our executives are encouraged to take a balanced approach that focuses on corporate operating profitability, and not just revenue targets alone, which by itself could incentivize management to drive sales levels without regard to cost structure. If we are not generating operating profits, there are minimal payouts under the bonus program.

•	We cap our cash bonus at 200% of the target payout, which we believe also mitigates excessive risk taking. Even if we dramatically exceed our targets, bonus payouts are limited.

•

We believe that our focus on Non-GAAP Operating Income (through our cash bonus program) and stock price performance (through our equity compensation program) provides a check on excessive risk taking. That is, even if our executives could inappropriately increase Non-GAAP Operating Income by excessive expense reductions or by abandoning less profitable revenue sources, this would be detrimental to us in the long run and could ultimately harm our stock price and the value of their equity awards. Likewise, if our executives were to add revenue sources at low margins in order to generate a higher growth company multiple and increased stock prices, it could decrease Non-GAAP Operating Income and the value of their cash bonus payments.

•	Our bonus program has been structured around revenue and adjusted earnings for the past several years and we have seen no evidence that it encourages unnecessary or excessive risk taking.

Summary Compensation Table

The following table shows for the years ended December 31, 2012, 2011 and 2010, compensation awarded to or paid to, or earned by, our Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”).

Summary Compensation Table for 2012

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	Total ($)
James F. Brear, President and Chief Executive Officer	2012	345,000	—	506,250	1,247,021	450,708	2,548,979
	2011	295,000	—	447,900	—	470,881	1,213,781
	2010	295,000	22,441	212,000	—	90,745	620,186
Charles Constanti, Vice President and Chief Financial Officer	2012	250,000	—	202,500	498,808	244,950	1,196,258
	2011	225,000	—	223,950	—	269,360	718,310
	2010	225,000	13,692	106,000	—	55,370	400,062

(1)	The amounts in this column reflect the aggregate grant date fair value for the years ended December 31, 2012, 2011 and 2010, computed in accordance with ASC 718. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the year ended December 31, 2012 and in our discussion of Stock-Based Compensation in our Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)	The amounts in this column relate to amounts earned by the Named Executive Officers in 2012 pursuant to our cash bonus program described above under “Compensation Elements—Cash Bonus”.

Grants of Plan-Based Awards

The following table shows for fiscal year 2012, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards in 2012

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise Price Per Share ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1) ($)
		Threshold($)	Target($)	Maximum($)
James F. Brear	12/03/12	—	—	—	25,000	(2)		506,250
	12/03/12	—	—	—	100,000	(3)	20.25	1,247,021
	N/A	0	276,000	552,000	—			—
Charles Constanti	12/03/12	—	—	—	10,000	(4)		202,500
	12/03/12	—	—	—	40,000	(5)	20.25	498,808
	N/A	0	150,000	300,000	—			—

(1)	Represents the aggregate grant date fair value of each individual equity award (on a grant-by-grant basis) as computed under ASC 718.

(2)	The shares included in this restricted stock grant will vest in full three years from the date of grant, as long as Mr. Brear remains in continuous service with us (as defined in the 2007 Plan), subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(3)	The option vests as to 1/4 of the shares on the first anniversary of the vesting commencement date of December 3, 2012 and vests as to 1/48 of the shares per month thereafter until fully vested, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(4)	The shares included in this restricted stock grant will vest in full three years from the date of grant, as long as Mr. Constanti remains in continuous service with us (as defined in the 2007 Plan), subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(5)	The option vests as to 1/4 of the shares on the first anniversary of the vesting commencement date of December 3, 2012 and vests as to 1/48 of the shares per month thereafter until fully vested, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Employment, Severance, Separation and Change in Control Agreements

We have entered into the following employment arrangements with each of the Named Executive Officers.

James F. Brear

On February 11, 2008, we entered into an executive employment agreement with James F. Brear, as Chief Executive Officer, President and a member of the Board, which was most recently amended and restated on December 4, 2012. Pursuant to the employment agreement, Mr. Brear was established at an annual base salary of $240,000, subject to annual review and increases at the discretion of the Board. Mr. Brear’s annual base salary was increased to $275,000 effective January 1, 2009, to $295,000 effective January 1, 2010, to $345,000 effective January 1, 2012 and to $360,000 effective January 1, 2013. Mr. Brear received an initial bonus of 50% of his annual base salary after his first six months of employment with us. In addition, Mr. Brear was eligible for an on-target annual discretionary performance bonus equal to 80% of his annual base salary in 2008 and 2009, 75% of his annual base salary in 2010, and 80% of his annual base salary in 2011 and 2012, as determined by the Board; provided, however, that for 2008, the annual bonus was prorated over the time between the end of the first six months of Mr. Brear’s employment and the end of 2008. For 2013, Mr. Brear is eligible for an on-target annual discretionary performance bonus equal to 80% of his annual base salary in 2013, as determined by the Board.

With the hiring of Mr. Brear in February 2008, we granted Mr. Brear an option to purchase 225,000 shares of our common stock and in November 2009, we granted Mr. Brear an option to purchase 50,000 shares of our common stock. These options vested, or will vest, over four years, with 25% of the shares vesting in one year and the remaining shares vesting in 36 equal monthly installments thereafter. In December 2010, we granted Mr. Brear 40,000 shares of restricted stock that will vest on the three-year anniversary of the grant date. In November 2011, we granted Mr. Brear 30,000 shares of restricted stock that will vest on the three-year anniversary of the grant date. In December 2012, we granted Mr. Brear: (a) an option to purchase 100,000 shares of our common stock, which will vest over four years, with 25% of the shares vesting in one year and the remaining shares vesting in 36 equal monthly installments thereafter, and (b) 25,000 shares of restricted stock that will vest on the three-year anniversary of the grant date.

Under Mr. Brear’s employment agreement, either we or Mr. Brear may terminate his employment at any time. If we terminate Mr. Brear’s employment without cause or Mr. Brear terminates his employment with good reason, and provided that Mr. Brear executes and delivers to us a separation release of all claims within the specified time period, we will be obligated to pay Mr. Brear (i) a cash severance equal to 180% of his annual base salary, payable over twelve months, (ii) the maintenance of health insurance coverage and other employee benefits for Mr. Brear and his eligible dependents for a period of twelve months; (iii) the full amount of any annual bonus awarded for the completed year preceding termination if not already paid; (iv) a pro-rated annual bonus for the calendar year in which his employment terminates; and (v) if the termination occurs within twelve months after a change in control, the unvested portion of all outstanding equity awards held by Mr. Brear will immediately become fully vested; otherwise, the vesting of each equity award held by Mr. Brear shall be accelerated by 12 months and, if any of Mr. Brear’s equity awards are less than 100% vested after giving effect to the additional vesting, each vesting cliff for such award will be eliminated and the award shall be deemed to have vested on a pro rata daily basis measured from the vesting commencement date of the award. Under Mr. Brear’s employment agreement, he will also be entitled to receive certain benefits upon his death or termination for disability, including receipt of accrued salary, bonus and vacation, and payment of the pro rata amount of any bonus earned for the year of termination. In addition, if any of Mr. Brear’s equity awards are less than 100% vested as of the date of his death or termination for disability, each vesting cliff for such award will be eliminated and the award shall be deemed to have vested on a pro rata daily basis measured from the vesting commencement date through the date of his death or termination for disability.

In addition, in the event of a change in control of Procera, the unvested portions of the December 2010 and November 2011 restricted stock grants held by Mr. Brear will immediately become fully vested pursuant to the restricted stock bonus agreements with Mr. Brear. The option agreements for the option grants made to Mr. Brear in February 2008 and November 2009 also provide that the shares subject to such options will immediately become fully vested if Mr. Brear’s employment with us is terminated within 12 months following a change in control.

Charles Constanti

On April 27, 2009, we entered into an executive employment agreement with Charles Constanti, as Vice President and Chief Financial Officer, which was most recently amended and restated on December 3, 2012. Pursuant to this agreement, Mr. Constanti was established at an annual base salary of $225,000, subject to annual review and increases at the discretion of the Board. Mr. Constanti’s annual base salary was increased to $250,000 effective January 1, 2012 and to $260,000 effective January 1, 2013. In addition, Mr. Constanti was eligible for an on-target annual discretionary performance bonus equal to 60% of his annual base salary in 2009, 2010, 2011 and 2012, as determined by the Board; provided, however, that for 2009, the annual bonus was prorated for the period of employment beginning on May 11, 2009 until the end of 2009. For 2013, Mr. Constanti is eligible for an on-target annual discretionary performance bonus equal to 60% of his annual base salary in 2013, as determined by the Board.

With the hiring of Mr. Constanti in May 2009, we granted Mr. Constanti an option to purchase 100,000 shares of our common stock. This option will vest over four years, with 25% of the shares vesting in one year and the remaining shares vesting in 36 equal monthly installments thereafter. In December 2010, we granted Mr. Constanti 20,000 shares of restricted stock that will vest on the three-year anniversary of the grant date. In November 2011, we granted Mr. Constanti 15,000 shares of restricted stock that will vest on the three-year anniversary of the grant date. In December 2012, we granted Mr. Constanti: (a) an option to purchase 40,000 shares of our common stock, which will vest over four years, with 25% of the shares vesting in one year and the remaining shares vesting in 36 equal monthly installments thereafter, and (b) 10,000 shares of restricted stock that will vest on the three-year anniversary of the grant date.

Under Mr. Constanti’s employment agreement, either we or Mr. Constanti may terminate his employment at any time. If we terminate Mr. Constanti’s employment without cause or Mr. Constanti terminates his employment with good reason, and provided that Mr. Constanti executes and delivers to us a separation release of all claims within the specified time period, we will be obligated to pay Mr. Constanti (i) a cash severance equal to 160% of his annual base salary, payable over twelve months, (ii) the maintenance of health insurance coverage and other employee benefits for Mr. Constanti and his eligible dependents for a period of twelve months; (iii) the full amount of any annual bonus awarded for the completed year preceding termination if not already paid; (iv) a pro-rated annual bonus for the calendar year in which his employment terminates; and (v) if the termination occurs within twelve months after a change in control, the unvested portion of all outstanding equity awards held by Mr. Constanti will immediately become fully vested; otherwise, the vesting of each equity award held by Mr. Constanti shall be accelerated by 12 months and, if any of Mr. Constanti’s equity awards are less than 100% vested after giving effect to the additional vesting, each vesting cliff for such award will be eliminated and the award shall be deemed to have vested on a pro rata daily basis measured from the vesting commencement date of the award. Under Mr. Constanti’s employment agreement, he will also be entitled to receive certain benefits upon his death or termination for disability, including receipt of accrued salary, bonus and vacation, and payment of the pro rata amount of any bonus earned for the year of termination. In addition, if any of Mr. Constanti’s equity awards are less than 100% vested as of the date of his death or termination for disability, each vesting cliff for such award will be eliminated and the award shall be deemed to have vested on a pro rata daily basis measured from the vesting commencement date through the date of his death or termination for disability.

In addition, in the event of a change in control of Procera, the unvested portions of the December 2010 and November 2011 restricted stock grants held by Mr. Constanti will immediately become fully vested pursuant to the restricted stock bonus agreements with Mr. Constanti. The option grant agreement for the option grant made to Mr. Constanti in May 2009 also provides that the shares subject to the option will immediately become fully vested upon the occurrence of a change in control.

Potential Payouts upon Termination or Change in Control

Other than the provisions of the executive severance benefits to which our Named Executive Officers would be entitled to at December 31, 2012 as set forth above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

The table below estimates amounts, with respect to each of the Named Executive Officers, of (i) salary and benefits payable, and (ii) the portions of the restricted stock and stock options that are assumed to be accelerated, calculated based on the intrinsic value of the equity awards at the closing price of our common stock of $18.55 on December 30, 2012, the last trading day of our common stock in 2012, in each case assuming that a change in control, termination of employment or both occurred on December 31, 2012 and that all eligibility requirements under applicable equity award agreements or employment agreements were met.

James F. Brear

	Termination						Change in Control
Executive Benefits, Payments and Acceleration of Vesting of Stock Awards			By Procera Without Cause or by Mr. Brear for Good Reason
	Upon Death or Disability		Within 12 months following a Change in Control		Outside of a Change in Control
Value of Stock Award Vesting Acceleration	$747,191	(1)	$1,917,510	(2)	$1,464,292	(3)	$1,298,500	(4)
Cash Payments	$450,708		$1,071,708		$1,071,708		$—
Continuation of Benefits	$—		$26,620	(5)	$26,620	(5)	—

Total Cash Benefits and Payments	$1,197,899		$3,015,838		$2,562,620		$1,298,500

(1)	Relates to 609 unvested options and 39,835 shares of restricted stock that would be subject to accelerated vesting.
(2)	Relates to 11,458 unvested options and 95,000 shares of restricted stock that would be subject to accelerated vesting.
(3)	Relates to 11,458 unvested options and 70,568 shares of restricted stock that would be subject to accelerated vesting.
(4)	Relates to 70,000 shares of restricted stock that would be subject to accelerated vesting.
(5)	Comprised of healthcare insurance for Mr. Brear and his eligible dependents for 12 months, excluding employee contribution portions.

Charles Constanti

	Termination						Change in Control
Executive Benefits, Payments and Acceleration of Vesting of Stock Awards	Upon Death or Disability		By Procera Without Cause or by Mr. Constanti for Good Reason
			Within 12 months following a Change in Control		Outside of a Change in Control
Value of Stock Award Vesting Acceleration	$377,167	(1)	$956,104	(2)	$759,237	(3)	$770,604	(4)
Cash Payments	$244,950		$644,950		$644,950		$—
Continuation of Benefits	$—		$26,837	(5)	$26,837	(5)	—

Total Cash Benefits and Payments	$622,117		$1,627,891		$1,431,024		$770,604

(1)	Relates to 765 unvested options and 19,852 shares of restricted stock that would be subject to accelerated vesting.
(2)	Relates to 10,417 unvested options and 45,000 shares of restricted stock that would be subject to accelerated vesting.
(3)	Relates to 10,417 unvested options and 34,387 shares of restricted stock that would be subject to accelerated vesting.
(4)	Relates to 10,417 unvested options and 35,000 shares of restricted stock that would be subject to accelerated vesting.
(5)	Comprised of healthcare insurance for Mr. Constanti and his eligible dependents for 12 months, excluding employee contribution portions.

Outstanding Equity Awards at Fiscal Year End

The following table shows certain information regarding equity awards held by the Named Executive Officers that were outstanding as of December 31, 2012.

Outstanding Equity Awards at December 31, 2012

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James F. Brear	145,000	(1)	—	(1)	14.10	02/11/2018	—		—
	5,542	(2)	11,458	(2)	5.00	11/12/2019	—		—
	—	(3)	100,000	(3)	20.25	12/02/2022	—		—
							40,000	(4)	212,000
							30,000	(5)	447,900
							25,000	(6)	506,250
Charles Constanti	59,583	(7)	10,417	(7)	6.90	05/20/2019	—		—
	—	(3)	40,000	(3)	20.25	12/02/2022	—		—
							20,000	(4)	106,000
							15,000	(5)	223,950
							10,000	(6)	202,500

(1)	The option vested as to 1/4 of the shares on the first anniversary of the vesting commencement date of February 12, 2008 and 1/48 of the shares per month thereafter, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason. The option became fully vested on February 12, 2012.

(2)	The option vested as to 1/4 of the shares on the first anniversary of the vesting commencement date of November 13, 2009 and vests as to 1/48 of the shares per month thereafter until fully vested, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(3)	The option vests as to 1/4 of the shares on the first anniversary of the vesting commencement date of December 3, 2012 and vests as to 1/48 of the shares per month thereafter until fully vested, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(4)	The restricted shares will vest in a single installment on December 6, 2013, the third anniversary of the grant date of the award, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(5)	The restricted shares will vest in a single installment on November 10, 2014, the third anniversary of the grant date of the award, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(6)	The restricted shares will vest in a single installment on December 3, 2015, the third anniversary of the grant date of the award, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

(7)	The option vested as to 1/4 of the shares on the first anniversary of the vesting commencement date of May 21, 2009 and vests as to 1/48 of the shares per month thereafter until fully vested, subject to full or partial acceleration of vesting in certain situations such as the occurrence of a change in control, termination by us without cause or termination by the Named Executive Officer for good reason.

2012 Option Exercises and Stock Vested

The following table presents information concerning the options exercised and stock vested during fiscal year 2012 for the Named Executive Officers.

Option Exercises and Stock Vested in 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James F. Brear	94,750	1,016,692	—	—
Charles Constanti	30,000	490,101	—	—

Director Compensation

A combination of equity awards and fees are used to compensate non-employee directors for their service on the Board.

2012 Director Compensation. Prior to August 27, 2012, our independent non-employee directors, which excludes Mr. Brear, Mr. Pugerude and Mr. Kumar, received restricted stock grants as partial consideration for their services. Restricted stock having a value of $7,500 was granted quarterly to each such non-employee director for each quarter of service provided, for a total value of $30,000, with the quantity of shares measured based on the closing price of our common stock on the date of grant. Each restricted stock award vests on the one-year anniversary of the date of grant.

Beginning with the fourth quarter of 2011, the independent, non-employee directors received fees, payable in cash in arrears, on the first business day of each quarter, with the first such payment on January 3, 2012, for attendance of meetings and service as the Chairperson of the Board or Chairperson of a committee of the Board. The established fees that were in effect beginning with the fourth quarter of 2011 through August 27, 2012 were as follows:

Description	Fee per Director
Membership on the Board	$2,500 quarterly
Chairperson of the Board	$2,500 quarterly
Chairperson of the Audit Committee	$1,250 quarterly
Chairperson of the Compensation Committee	$1,250 quarterly
Chairperson of the Nominating and Corporate Governance Committee	$625 quarterly
Each meeting attended in person	$1,000 per meeting
Each meeting attended by phone	$500 per meeting

Effective as of August 27, 2012, non-employee director compensation includes restricted stock grants with a total value of $45,000 per year, granted following appointment, election or re-election to the Board, with the quantity of shares measured based on the closing price of our common stock on the date of grant. One quarter of the shares subject to the restricted stock award vest on the first business day of each succeeding quarter after the date of grant. In addition, we provide the independent, non-employee directors with certain fees, payable in cash in arrears, on the first business day of each quarter, for attendance of meetings and service as the Chairperson of the Board or Chairperson of a committee of the Board. The established fees, which became effective as of August 27, 2012, are as follows:

Description	Fee per Director
Chairperson of the Board	$2,500 quarterly
Chairperson of the Audit Committee	$1,250 quarterly
Chairperson of the Compensation Committee	$1,250 quarterly
Chairperson of the Nominating and Corporate Governance Committee	$625 quarterly
Each meeting attended in person	$1,000 per meeting
Each meeting attended by phone	$500 per meeting

As the Chairperson of the Board of our wholly owned Swedish subsidiary, Mr. Hillberg also receives $12,700 in annual compensation.

In 2012, we reimbursed directors for travel and other expenses incurred in connection with attending meetings of the Board and committees of the Board.

Directors who are also our employees received no additional compensation for serving on the Board or any committee during 2012. Mr. Brear, our Chief Executive Officer, was the only employee who served as a director in 2012. Messrs. Pugerude and Kumar, the directors nominated for election to our Board in connection with the Master OEM Purchase and Sales Agreement with GENBAND, received no fees for their service in 2012.

The following table shows compensation information for our non-employee directors for the year ended December 31, 2012:

Director Compensation for 2012

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2)($)	Option Awards (1)(3)($)	All Other Compensation ($)	Total ($)
Scott McClendon	19,500		45,003	—	—	64,503
Staffan Hillberg (4)	16,000		45,003	61,104	—	122,107
Elizabeth Huebner (5)	5,250		45,017	73,920	—	124,187
B.G. Kumar	—	(6)	—	—	—	—
Alan B. Lefkof (7)	6,000		45,003	69,871	—	120,874
Mary Losty	12,500		45,003	—	—	57,503
Mark Pugerude	—	(8)	—	—	—	—
Thomas Saponas	17,500		45,003	—	—	62,503
William Slavin	11,500		45,003	—	—	56,503
Paul Stich (9)	53,250		—	—	—	53,250

(1)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with ASC 718. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the directors. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the year ended December 31, 2012 and in our discussion of Stock-Based Compensation in our Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)	The following number of shares were outstanding as of December 31, 2012: Mr. McClendon – 8,441 shares; Mr. Hillberg – 7,522 shares; Mr. Lefkof – 2,071 shares; Ms. Losty – 7,421 shares; Mr. Saponas – 7,964 shares and Mr. Slavin – 7,173 shares.

(3)	Options exercisable for the following number of shares were outstanding as of December 31, 2012: Mr. McClendon – 35,071 shares; Mr. Hillberg – 21,185 shares; Mr. Lefkof – 5,000 shares; Ms. Losty – 16,055 shares; Mr. Saponas – 32,650 shares and Mr. Slavin – 5,000 shares.

(4)	As the Chairperson of the Board of our wholly owned Swedish subsidiary, Mr. Hillberg received $12,700 in annual compensation.

(5)	Ms. Huebner was appointed to the Board effective September 17, 2012. Ms. Huebner resigned from the Board on April 11, 2013.

(6)	Mr. Kumar, the director nominated for election to the Board at our 2012 annual meeting of stockholders in connection with the Master OEM Purchase and Sales Agreement with GENBAND, received no fees for his service on the Board in 2012. Mr. Kumar’s service on the Board will end on the date of the Annual Meeting.

(7)	Mr. Lefkof was elected to the Board effective August 27, 2012.

(8)	Mr. Pugerude, the director previously nominated for election to the Board in connection with the Master OEM Purchase and Sales Agreement with GENBAND, received no fees for his service on the Board in 2012. Mr. Pugerude’s service on the Board ended on August 27, 2012.

(9)	Mr. Stich’s service on the Board ended on August 27, 2012.

The Director Compensation Plan for 2013 currently includes the following director compensation in cash and restricted stock grants:

•

Restricted stock grants with a total value of $45,000 per year, granted following election or re-election to the Board, with the quantity of shares measured based on the closing price of our common stock on the date of grant. One quarter of the shares subject to the restricted stock award vest on the first business day of each succeeding quarter after the date of grant;

•

Additional annual cash retainers for the chairperson of each of the Board, the Audit, the Compensation and the Nominating and Corporate Governance Committees of $10,000, $5,000, $5,000 and $2,500, respectively, paid quarterly; and

•	Additional amounts of $1,000 in cash for attending each Board or Committee meeting in person or $500 in cash for attending telephonically.

Transactions with Related Persons

Related-Person Transactions Policy and Procedures

We have not adopted a written related-person transactions policy. However, it is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any of our executive officers, directors or more than 5% stockholders, including any of their immediate family members, and any entity owned or controlled by such persons. It is our policy that the Audit Committee review and approve or ratify transactions involving related-persons in which the amount involved exceeds $120,000 and that are otherwise reportable under SEC disclosure rules. Such transactions include employment of immediate family members of any director or executive officer. Management advises the Audit Committee on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval. Under its charter, the Audit Committee is charged with the review and oversight of all related-person transactions as required by NASDAQ and SEC rules, including the review of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with applicable law, rules and our Code of Conduct and Ethics. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Certain Related-Person Transactions

Since January 1, 2012, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the following transactions:

Master OEM Purchase and Sales Agreement

On July 19, 2010, we entered into a Master OEM Purchase and Sales Agreement with GENBAND (the “GENBAND Agreement”) and GENBAND Ireland Ltd. (collectively, the “GENBAND Entities”), pursuant to which the GENBAND Entities may purchase any of our existing software and hardware products, as well as procure licenses and services related to such products from us. In conjunction with the GENBAND Agreement, in June 2011, the Board nominated and our stockholders elected, Mark Pugerude, President of Global Sales and Business Development of GENBAND, as a director, and he served as a director until August 27, 2012. In May 2012, pursuant to the GENBAND Agreement, the Board nominated B.G. Kumar, Executive Vice President and President, Networking and Applications Product Unit of GENBAND, as a director, and the stockholders elected Mr. Kumar as a director on August 27, 2012. The Board has determined not to nominate Mr. Kumar for reelection. As a result, Mr. Kumar’s service on the Board will end on the date of the Annual Meeting.

During the year ended December 31, 2012, we recognized revenue of approximately $1.7 million on sales to the GENBAND Entities. At December 31, 2012, we had accounts receivable of approximately $38,000 from the GENBAND Entities.

Employment Agreements

Information regarding our executive employment agreements is located under the caption, “Employment, Severance, Separation and Change in Control Agreements” above.

Director and Executive Officer Indemnification Agreements

In addition to the indemnification provisions contained in our articles of incorporation and bylaws, we generally enter into separate indemnification agreements with our directors and executive officers. These agreements require us, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as our director or executive officer, other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by us. We also intend to enter into these agreements with our future directors and executive officers.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Procera’s Corporate Secretary at 4121 Clipper Court, Fremont, California 94538 or contact Procera’s Corporate Secretary at (408) 890-7036. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their broker or our Corporate Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Charles Constanti
Charles Constanti
Vice President, Chief Financial Officer and Corporate Secretary

April 15, 2013

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available without charge upon written request to: Procera Networks, Inc., Attention: Corporate Secretary, 4121 Clipper Court, Fremont, California 94538.

APPENDIX A

PROCERA NETWORKS, INC.

2007 EQUITY INCENTIVE PLAN

PROCERA NETWORKS, INC.

2007 EQUITY INCENTIVE PLAN

APPROVED BY THE BOARD: OCTOBER 17, 2007

APPROVED BY THE STOCKHOLDERS: JANUARY 30, 2008

TERMINATION DATE: OCTOBER 16, 2017

AMENDED: NOVEMBER 13, 2009

APPROVED BY THE STOCKHOLDERS: DECEMBER 16, 2009 (THE “AMENDMENT DATE”)

AMENDED: MARCH 10, 2011

APPROVED BY THE STOCKHOLDERS: JUNE 13, 2011

AMENDED: MARCH 8, 2012

APPROVED BY THE STOCKHOLDERS: AUGUST 27, 2012

AMENDED: MARCH 12, 2013

APPROVED BY THE STOCKHOLDERS: [        ]

1.	GENERAL.

(a) Successor and Continuation of Prior Plans.  The Plan is intended as the successor to and continuation of the Procera Networks, Inc. 2003 Stock Option Plan and 2004 Stock Option Plan, as amended (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. Any shares remaining available for future awards under the Prior Plans as of the Effective Date (the “Prior Plan Available Reserve”) shall become available for issuance pursuant to Awards granted hereunder. From and after the Effective Date, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement (the “Returning Shares”) shall become available for issuance pursuant to Awards granted hereunder. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans with respect to which they were originally granted and shares issuable under such awards shall be issued from such Prior Plans. All Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(c) Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	ADMINISTRATION.

(a) Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to an Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To effect, at any time and from time to time, subject to stockholder approval, (1) the reduction of the exercise price of any outstanding Option or the strike price of any outstanding Stock Appreciation Right; (2) the cancellation of any outstanding Option or Stock Appreciation Right and the grant in substitution therefor of (a) a new Option or Stock Appreciation Right under the Plan or another equity plan of the Company covering the same or different number of shares of Common Stock, (b) a Restricted Stock Award, (c) a Restricted Stock Unit Award, (d) an Other Stock Award, (e) cash, and/or (f) other valuable consideration as determined by the Board in its sole discretion; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but in each of (i) through (v) only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, material amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards, or correct any clerical errors, if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and the related guidance thereunder.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (B) delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to Officers.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Options (and, to the extent permitted by applicable law, other Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officers and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(x)(ii) below.

(e) Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards under the Plan shall not exceed 2,400,000 shares of Common Stock, plus an additional number of shares in an amount not to exceed 738,952, comprised of: (i) that number of shares subject to the Prior Plan Available Reserve plus (ii) the Returning Shares (as such shares become available from time to time). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve.  If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, (iii) Stock Award is settled in cash, or (iv) shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 3(b)(v), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 3(c), subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 3,138,952 shares of Common Stock.

(d) Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than 150,000 shares of Common Stock.

(d) Consultants.  A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, (i) a Form S-8 Registration Statement under the Securities Act or a successor or similar form under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8, (ii) such grant complies with the requirements of Rule 701 of the Securities Act, or (iii) the Company determines that such grant will otherwise comply with the securities laws of all relevant jurisdictions.

5.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, and notwithstanding anything in the Option Agreement to the contrary, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c) Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other permitted payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d) Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. If the Board determines that an Option will be transferable, the Option will contain such additional terms and conditions as the Board deems appropriate. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii) Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(e) Vesting of Options Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the date three (3) months following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date.  For Options granted after the Amendment Date, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In addition, for Options granted after the Amendment Date, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option as set forth in the applicable Award Agreement.

(h) Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Termination for Cause.  Except as otherwise explicitly provided in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding.

(k) Non-Exempt Employees.  No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Optionholder’s death or Disability, (ii) upon a Corporate Transaction in which such Option is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Optionholder’s retirement (as such term may be defined in the Optionholder’s Option Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company; (B) past or future services actually or to be rendered to the Company or an Affiliate; or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting.  Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b) Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c) Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. Notwithstanding anything in the applicable Stock Award Agreement to the contrary, the strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the aggregate strike price of the Common Stock equivalents being exercised.

(iv) Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment.  The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Termination for Cause.  Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix) Extension of Termination Date.  If the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service would either (A) be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, or (B) subject the Participant to short-swing liability under Section 16(b) of the Exchange Act, then the Stock Appreciation Right shall terminate on the earlier of (x) the expiration of a period of ninety (90) days after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements and would not subject the Participant to short-swing liability under Section 16(b) of the Exchange Act, or (y) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(d) Performance Awards.

(i) Performance Stock Awards.  A Performance Stock Award is either a Restricted Stock Award or Restricted Stock Unit Award that may be granted or may vest based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum Performance Stock Award that may be granted in a calendar year to any Participant pursuant to this Section 6(d)(i) shall not exceed the value of 75,000 shares of Common Stock (as determined at the time of grant). In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards.  A Performance Cash Award is a cash award granted pursuant to this Section 6(d)(ii) that is paid upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum Performance Cash Award that may be granted to a Participant in a calendar year and made subject to the future attainment of one or more Performance Goals shall not exceed $1,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under this Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(iii) Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(e) Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock (“Other Stock Awards”) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Such Other Stock Awards will be subject to a written Award Agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award, and each Other Stock Award shall be subject to the terms and conditions of the Plan. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a) Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

(b) Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards or make payments of cash or other property in settlement of Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

(c) No Obligation to Notify.  The Company shall have no duty or obligation to any holder of an Award to advise such holder as to the time or manner of exercising or settling such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised or settled. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.

(a) Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. If the Board determines that the terms of an Award do not reflect the appropriate exercise, strike or purchase price on the appropriate date of grant in accordance with the requirements of the Plan, the terms of the Award shall be automatically corrected to reflect the appropriate price or other terms provided for under the Plan, as determined by the Board, without the need for consent of the Participant; provided, however, that no such correction shall result in a direct or indirect reduction in the exercise price or strike price of the Award.

(c) Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to such exercise or settlement has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s) or any Board or Committee resolutions related thereto.

(f) Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A.  To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(k) Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall not be responsible for, or required to reimburse or otherwise make any participant whole for, any tax or penalty imposed on, or losses incurred by, any Participant that arises in connection with the potential or actual application of Section 409A to any Award granted hereunder.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments.  In the event of a Capitalization Adjustment, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 4(c) and 6(d)(i); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation.  Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion. All other Awards that are not Stock Awards shall be treated in accordance with the applicable Award Agreements.

(c) Corporate Transaction.  The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in the Award Agreement or any other applicable written agreement between the Company or any Affiliate and the holder of the Award, or unless otherwise expressly provided by the Board at the time of grant of an Award. Except as otherwise stated in the Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting of the Award (and, if applicable, the time at which the Award may be exercised or settled) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised or settled prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) the payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Award would have received upon the exercise or settlement of the Award, over (B) any exercise or purchase price payable by such holder in connection with such exercise or settlement.

The Board need not take the same action with respect to all Awards or with respect to all Participants.

(d) Change in Control.  An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any applicable written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the cash or shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

10.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term.  The Board may suspend or terminate the Plan at any time. Unless terminated sooner, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date it is first approved by the Board, but no Stock Award shall be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award shall be granted and no Performance Cash Award shall be settled) unless and until the Plan has been approved by the Stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

12.	CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Annual Meeting” means the annual meeting of the stockholders of the Company.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a Stock Award Agreement or the written terms of a Performance Cash Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction not involving the receipt of consideration by the Company. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without the receipt of consideration” by the Company.

(g) “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Cause (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Cause or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either

(A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Procera Networks, Inc., a Nevada corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not, by itself, terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent a Participant, upon a change in capacity of service, ceases to provide service at a rate of more than 20% of his or her rate of service (immediately prior to the change in capacity), such Participant may be deemed to have suffered a termination of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board of the chief executive officer of the Company, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, and except as otherwise required by applicable law or as otherwise determined by the Company, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(s) “Effective Date” means the effective date of the Plan as set forth in Section 11.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an Option which qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(bb) “Officer” means any person designated by the Company as an officer; provided, however, that at any time that any class of the equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(jj) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, on a U.S. generally accepted accounting standards or non-generally accepted accounting standards basis, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) orders and revenue; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) quality measures; and (xxxii) to the extent that a Stock Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(kk) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ll) “Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award.

(mm) “Performance Stock Award” means a Restricted Stock Award or Restricted Stock Unit Award which is granted pursuant to the terms and conditions of Section 6(d)(i).

(nn) “Plan” means this Procera Networks, Inc. 2007 Equity Incentive Plan.

(oo) “Prior Plans” means the Company’s 2003 Stock Option Plan and 2004 Stock Option Plan, as in effect immediately prior to the Effective Date.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX B

PLAN OF CONVERSION

of

PROCERA NETWORKS, INC.,

a Nevada corporation

into

PROCERA NETWORKS, INC.,

a Delaware corporation

THIS PLAN OF CONVERSION, dated as of [                    ], 2013 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Procera Networks, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Procera Networks, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Procera Networks, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.          Conversion; Effect of Conversion.

(a)          Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)          Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)          The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)          Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Procera Networks, Inc.”

(e)          The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.          Filings.  As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)          executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)          executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)          executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.          Effective Time.  The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.          Effect of Conversion on Common Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

5.          Effect of Conversion on Preferred Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Preferred Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Preferred Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Preferred Stock”).

6.          Effect of Conversion on Outstanding Stock Options.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

7.          Effect of Conversion on Shares of Restricted Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

8.          Effect of Conversion on Outstanding Warrants or Other Rights.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

9.          Effect of Conversion on Stock Certificates.  All of the outstanding certificates representing shares of Converting Entity Common Stock and Converting Entity Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock and Converted Entity Preferred Stock, respectively.

10.          Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

11.          Further Assurances.  If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

12.          Effect of Conversion on Directors and Officers.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

13.          Delaware Bylaws.  Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Procera Networks, Inc., substantially in the form of EXHIBIT D hereto.

14.          Delaware Indemnification Agreements.  As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of EXHIBIT E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

15.          Copy of Plan of Conversion.  After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

16.          Termination.  At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

17.          Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

18.          Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

PROCERA NETWORKS, INC.,
a Nevada corporation

By:
Name: James F. Brear Title: President and Chief Executive Officer

APPENDIX C

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Procera Networks, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,
Procera Networks, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☑	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

  * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1
Revised: 8-31-11

C-1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Charles Constanti

c/o:	Procera Networks, Inc.
4121 Clipper Court
Fremont, CA 94538

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

  Procera Networks, Inc.

  Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State 92A Conversion Page 2
This form must be accompanied by appropriate fees.	Revised: 8-31-11

C-2

APPENDIX D

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2.	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3.	The date the Non-Delaware Corporation first formed is July 10, 2001.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Procera Networks, Inc.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is Procera Networks, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on                     , 2013.

PROCERA NETWORKS, INC., a Nevada corporation

By:
Name: James F. Brear Title: President and Chief Executive Officer

D-1

APPENDIX E

CERTIFICATE OF INCORPORATION

OF

PROCERA NETWORKS, INC.

ARTICLE I

The name of the corporation is Procera Networks, Inc. (the “Corporation”).

ARTICLE II

The address of the registered offices of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent in charge thereof is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time (the “DGCL”).

ARTICLE IV

A.          The total number of shares which the Corporation shall have authority to issue is 47,500,000 shares of capital stock, of which 32,500,000 shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and 15,000,000 shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).

1.          Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock. Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote, in person or by proxy, on each matter submitted to a vote of stockholders of the Corporation. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

2.          Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is further expressly authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

A.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. The members of the Board of Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders of the Corporation. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his or her death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called in accordance with the DGCL.

B.          Notwithstanding the foregoing provisions of this Article V, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.

C.          One or more members of the Board of Directors (including the entire Board of Directors) may be removed at any time with or without cause by the holders of a majority of the shares then entitled to vote generally in the election of directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of this corporation, the provisions of Clause C of this Article V shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

D.          Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by the vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until his or her successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise required by law, or by this Certificate of Incorporation or the Bylaws of the Corporation, may exercise the powers of the full Board of Directors until the vacancy is filled.

ARTICLE VI

A.          In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

B.        The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

ARTICLE VII

A.          No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the Corporation, and no action shall be taken by the stockholders by written consent.

B.          Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A.          To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.          Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

A.          Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation is authorized to indemnify, to the fullest extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

B.          A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal Article V, Article VI, Article VII, Article VIII, Article IX and Article X.

ARTICLE XI

The name and mailing address of the incorporator of the Corporation are as follows:

Samantha H. Eldredge

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

* * * *

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this      day of                     , 2013.

Samantha H. Eldredge, Incorporator

APPENDIX F

BYLAWS

OF

PROCERA NETWORKS, INC.

a Delaware corporation

SECTION 1. OFFICES

The principal office of Procera Networks, Inc., a Delaware corporation (“Corporation”), shall be located at the principal place of business or such other place as the Board of Directors (the “Board”) may designate. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may require from time to time.

SECTION 2. STOCKHOLDERS

2.1 Annual Meeting

(a) The annual meeting of the stockholders shall be held on such date and at such time as shall be fixed by resolution of the Board, at the principal office of the Corporation, or such other place as fixed by the Board, for the purpose of electing directors and transacting such other business as may properly come before that meeting; provided, however, that the Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”). Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 2.1(b) , who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.1. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i) For nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a) , the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Corporation which are, directly or indirectly, owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 2.1(b)(iv). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii) Other than proposals sought to be included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a), the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 2.1(b)(iv).

(iii) To be timely, the written notice required by Section 2.1(b)(i) or 2.1(b)(ii) must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 2.1(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received by the Secretary of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(iv) The written notice required by Section 2.1(b)(i) or 2.1(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Corporation’s books; (B) the class, series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 2.1(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 2.1(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 2.1(b)(i)) or to carry such proposal (with respect to a notice under Section 2.1(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 2.1 and 2.2, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)	the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation,

(x)	which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Corporation,

(y)	the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z)

which provides the right to vote or increase or decrease the voting power of such Proponent, or any of its affiliates or associates, with respect to any securities of the Corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 2.1(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to notice of the meeting, and (ii) the date that is ten (10) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.1(c), such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.1(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d) Notwithstanding anything in Section 2.1(b)(iii) to the contrary, in the event that the number of directors of the Board is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 2.1(b)(iii), a stockholder’s notice required by this Section 2.1 and which complies with the requirements in Section 2.1(b)(i), other than the timing requirements in Section 2.1(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 2.1(a), or in accordance with clause (iii) of Section 2.1(a). Except as otherwise required by law, the Chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 2.1(b)(iv)(D) and 2.1(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 2.1, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 2.1(a)(iii).

(g) For purposes of Sections 2.1 and 2.2,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

2.2  Special Meetings

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board, (ii) the Chief Executive Officer, or (iii) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). A special meeting may not be called by any other person or persons.

(b) For a special meeting called pursuant to Section 2.2(a), the Board shall determine the time and place of such special meeting. Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4. No business may be transacted at a special meeting otherwise than as specified in the notice of meeting.

(c) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board, or (ii) by any stockholder who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Corporation setting forth the information required by Section 2.1(b)(i). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if written notice setting forth the information required by Section 2.1(b)(i) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 2.1(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 2.2, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.2. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board and/or proposals of other business to be considered pursuant to Section 2.2(c).

2.3  Place of Meeting

All meetings shall be held at the principal office of the Corporation, or at such other place as designated by the Board, either within or without the State of Delaware.

2.4  Notice of Meeting

(a) The Corporation shall cause to be delivered to each stockholder entitled to notice of, or to vote at, an annual or special meeting of stockholders, either personally or by mail, not less than ten

(10) days nor more than sixty (60) days before that meeting, written notice stating the date, time and place of that meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which that meeting is called.

(b) Notice to a stockholder of an annual or special stockholders’ meeting shall be in writing. Such notice, if in comprehensible form, is effective (i) when mailed, if it is deposited in the United States mail, postage pre-paid, and is correctly addressed to that stockholder’s address as specified in the Corporation’s then current record of stockholders, or (ii) when received by that stockholder, if it is delivered by electronic transmission, facsimile transmission or private courier.

(c) If an annual or special stockholders’ meeting is adjourned to a different date, time, or place, notice of the new date, time, or place shall not be required if the new date, time, or place is announced at that meeting before adjournment, unless a new record date for the adjourned meeting is, or must be, fixed pursuant to (i) Section 2.6, or (ii) the DGCL.

2.5  Waiver of Notice

(a) Whenever any notice is required to be given to any stockholder pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice or by electronic transmission by such person, whether before or after such meeting, and delivered to the Corporation for inclusion in the minutes for filing with the corporate records, shall be deemed equivalent to the giving of such notice.

(b) The attendance of a stockholder at a meeting in person, by remote communication or, if applicable, by proxy shall be a waiver of each objection to lack of, or defect in, notice of such meeting or of consideration of a particular matter at that meeting, unless that stockholder, at the beginning of that meeting or prior to consideration of such matter, objects to holding that meeting, transacting business at that meeting, or considering the matter when presented at that meeting.

2.6  Fixing of Record Date for Determining Stockholders

For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or to make a determination of stockholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. If no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting, or to receive payment of a dividend, the record date shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Such determination shall apply to any adjournment of that meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with Section 213 of the DGCL and this Section 2.6 at the adjourned meeting.

2.7  Stockholders’ List

At least ten (10) days before every meeting of stockholders, a complete alphabetical list of the stockholders entitled to notice of that meeting shall be made, arranged by voting group, and within each voting group by class or series, with the address of and number of shares held by each stockholder; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list will reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and then number of shares held by each of them.

2.8  Quorum

The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. If a quorum is not present for a matter to be acted upon, then either (a) the Chairperson of the meeting, or (b) a majority of the voting power of the stockholders entitled to vote at that meeting may adjourn that meeting from time to time. If the necessary quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.

2.9  Manner of Acting

If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the affirmative vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

2.10  Proxies

A stockholder may vote by proxy executed in writing by that stockholder or by his or her attorney-in-fact. Such proxy shall be effective when received by the Secretary of the Corporation or other officer or agent authorized to tabulate votes at the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the second sentence of this Section 2.10, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted.

2.11  Voting of Shares

Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

2.12  Voting for Directors

Each stockholder may vote, in person or by proxy, the number of shares owned by such stockholder that are entitled to vote at an election of directors, for as many persons as there are directors to be elected and for whose election such shares have a right to vote. Unless otherwise provided in the Certificate of Incorporation, directors are elected by a plurality of the votes cast by shares present in person or represented by proxy at the meeting and entitled to vote in the election at a meeting at which a quorum is present.

2.13  Voting of Shares by Corporation

The Chairperson of the Board, the President, any vice president, the treasurer, the Secretary or assistant Secretary of the Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

2.14  Adjournment And Notice Of Adjourned Meetings

Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the Chairperson of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communications (if any) by which the stockholders and proxy holders may be deemed present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.15  Action Without Meeting

No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

2.16  Organization

(a) At every meeting of stockholders, the Chairperson of the Board, or, if a Chairperson has not been appointed or is absent, the president, or, if the president is absent, a Chairperson of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as Chairperson. The secretary, or another person directed to do so by the president, shall act as secretary of the meeting.

(b) The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board, if any, the Chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the Chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board or the Chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.17  Inspectors of Election

The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

Such inspectors shall:

(a)

determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	receive votes, ballots or consents;

(c)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	count and tabulate all votes or consents;

(e)	determine when the polls shall close;

(f)	determine the result; and

(g)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 3. BOARD OF DIRECTORS

3.1  General Powers

The business and affairs of the Corporation shall be managed by the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

3.2  Number, Tenure and Qualifications

The authorized number of directors shall be determined from time to time by resolution of the Board; provided that the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The terms of the directors expire at the next annual stockholder’s meeting following their election. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualifies. Directors need not be stockholders unless so required by the Certificate of Incorporation.

3.3  Annual and Regular Meetings

An annual meeting of the Board shall be held without additional notice immediately after and at the same place as the annual meeting of stockholders.

By resolution, the Board, or any committee thereof, may specify the time and place for holding regular meetings thereof, either within or outside the State of Delaware, without notice other than such resolution.

3.4  Special Meetings

Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairperson of the Board, or the President or any two directors and, in the case of any special meeting of any committee designated by the Board, by the Chairperson thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

3.5  Meetings by Telecommunications

Members of the Board or any committee designated by the Board may participate in a meeting of the Board or such committee by use of any means of telecommunications equipment pursuant to which all persons participating may simultaneously hear each other during such meeting. Participation by such method shall be deemed presence in person at such meeting.

3.6  Notice of Special Meetings

Notice of a special Board or committee meeting specifying the date, time and place of such meeting shall be given to a director in writing, by electronic transmission or orally by telephone or in person as specified below. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

3.6.1  Personal Delivery

If delivery is by personal service, the notice shall be effective if delivered at the address specified on the records of the Corporation at least 24 hours before the date and time of the meeting.

3.6.2  Delivery by Mail

If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five (5) days before the date and time of the meeting properly addressed to a director at his or her address specified on the records of the Corporation with postage prepaid.

3.6.3  Oral Notice

If notice is delivered orally, by telephone or in person, the notice shall be effective if personally given to a director at least 24 hours before the date and time of the meeting.

3.6.4  Notice by Facsimile Transmission

If notice is delivered by facsimile transmission, the notice shall be deemed effective if the content thereof is transmitted to the office of a director, at the facsimile number specified on the records of the Corporation, at least 24 hours before the date and time of the meeting, and receipt is either confirmed by confirming transmission equipment or acknowledged by the receiving office.

3.6.5  Notice by Private Courier

If notice is delivered by private courier, the notice shall be deemed effective if delivered to the courier, properly addressed and prepaid, by such time that the courier guarantees delivery at least 24 hours before the date and time of the meeting.

3.6.6  Notice by Other Electronic Means

If notice is delivered by electronic mail or other electronic means, the notice shall be delivered at least 24 hours before the date and time of the meeting.

3.7  Waiver of Notice

3.7.1  Written Waiver

Whenever any notice is required to be given to any director pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, executed at any time, specifying the meeting for which notice is waived, signed by the person or persons entitled to such notice, and filed with the minutes or corporate records, shall be deemed equivalent to the giving of such notice.

Waiver of notice by electronic transmission shall be the equivalent of an executed written waiver and may be delivered at any time before or after the meeting.

3.7.2  Waiver by Attendance

The attendance of a director at a Board or committee meeting shall constitute a waiver of notice of such meeting, unless such director, at the beginning of the meeting, or promptly upon such director’s arrival, objects to holding the meeting or transacting any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8  Quorum

A majority of the number of directors determined by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board.

3.9  Manner of Acting

The act of the majority of the directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

3.10  Action by Board of Directors or Committee Without a Meeting

Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board or committee. The action shall be effective when the last signature is placed on the consent, unless the consent specifies an earlier or later date. Such written consent, which shall have the same effect as a unanimous vote of the directors or such committee, shall be inserted in the minute book as if it were the minutes of a Board or committee meeting.

3.11  Resignation

Any director may resign at any time by delivering notice in writing or by electronic transmission to the Chairperson of the Board, the Board, or to the registered office of the Corporation. Such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.12  Removal

Subject to any limitations imposed by the DGCL, one or more members of the Board (including the entire Board) may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.13  Vacancies

Any vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders, by the Board, by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office; except that the term of a director elected by the Board to fill a vacancy expires at the next stockholders’ meeting at which directors are elected. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the number of directors fixed by these Bylaws prior to such increase for a term of office continuing only until the next election of directors by the stockholders. Any directorship not so filled by the directors shall be filled by election at the next annual meeting of stockholders or at a special meeting of stockholders called for that purpose. A vacancy that will occur at a specific later date by reason of a resignation effective at such later date or otherwise may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.14  Minutes

The Board shall keep minutes of its meetings and shall cause them to be recorded in books kept for that purpose.

3.15  Executive and Other Committees

3.15.1  Creation of Committees

The Board, by resolution adopted by a majority of the number of directors fixed in the manner provided by these Bylaws, may appoint standing or temporary committees, including an Executive Committee, from its own number. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. The Board may invest such committee(s) with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Certificate of Incorporation and the DGCL.

3.15.2  Authority of Committees

Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any Bylaw of the Corporation.

3.15.3  Quorum and Manner of Acting

A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee.

3.15.4  Minutes of Meetings

All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.15.5  Resignation

Any member of any committee may resign at any time by delivering written notice thereof to the Board, the Chairperson of the Board or the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.15.6  Removal

The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of directors fixed by or in the manner provided by these Bylaws.

3.16  Compensation

By resolution of the Board, directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a staled salary as a director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

3.17  Chairperson of the Board of Directors

If appointed, the Chairperson of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and stockholders unless an officer is appointed or designated by the Board as Chairperson of such meeting.

SECTION 4. OFFICERS

4.1  Number

The officers of the Corporation shall be a President, a Secretary and a Treasurer, or the equivalent thereof, each of whom shall be appointed by the Board. One or more Vice Presidents and such other officers and assistant officers, including a Chairperson of the Board, may be appointed by the Board; such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

4.2  Appointment and Term of Office

The officers of the Corporation shall be appointed by the Board. Unless an officer dies, resigns, or is removed from office, he or she shall hold office until his or her successor is appointed.

4.3  Resignation

Any officer may resign at any time by delivering notice in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

4.4  Removal

Subject to the rights, if any, of an officer or agent under any contract of employment, any officer or agent appointed by the Board may be removed by the affirmative vote of a majority of directors in office at the time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

4.5  Vacancies

A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board. If a resignation is made effective at a later date, and the Corporation accepts such future effective date, the Board may fill the pending vacancy before the effective date, if the Board provides that the successor does not take office until the effective date.

4.6  Chairperson of the Board of Directors

If appointed, the position of Chairperson of the Board shall not constitute an officer position of the Corporation, unless specifically designated as such by the Board. The Chairperson of the Board shall be a Board position as outlined in Section 3.17.

4.7  President

The President shall be the chief executive officer of the Corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairperson of the Board and, subject to the Board’s control, shall supervise and control all of the assets, business and affairs of the Corporation. The President shall have authority to sign deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incidental to the office of the President and such other duties as are prescribed by the Board from time to time.

4.8  Vice President

In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first appointed to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board.

4.9  Secretary

The Secretary shall (a) prepare and keep the minutes of meetings of the stockholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be responsible for custody of the corporate records and seal of the Corporation; (d) keep registers of the address of each stockholder and director; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10  Treasurer

If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.11  Salaries

The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CONTRACTS, LOANS,

CHECKS AND DEPOSITS

5.1  Contracts

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Unless so ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or any amount.

5.2  Loans to Directors, Officers or Employees

Except as otherwise prohibited under applicable law, the Corporation may lend money to or guarantee the obligation of a director, officer or employee of the Corporation if the Board determines that the loan or guarantee may be reasonably expected to benefit the Corporation. The fact that a loan or guarantee is made in violation of this provision shall not affect the borrower’s liability on the loan.

5.3  Checks, Drafts, Etc.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  Issuance of Shares

No shares of the Corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for such shares is adequate. In the absence of fraud, such determination by the Board shall be conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.

6.2  Certificates for Shares

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates representing shares of the Corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law and as shall be determined by the Board. Such certificates shall be signed by, or in the name of the Corporation by the Chairperson of the Board or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or any Assistant Secretary. Any or all of the signatures on the certificate may be a facsimile. The Corporation shall not have power to issue a certificate in bearer form. All certificates shall be consecutively numbered or otherwise identified.

Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation’s stock is listed on a stock exchange, such shares shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares are issued, the number of shares issued and the date of issue.

6.3  Stock Records

The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation’s transfer agent or registrar. The name and address of each person to whom shares are issued, together with the class and number of shares represented by each stock certificate, if any, and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.4  Restriction on Transfer

6.4.1  Securities Laws

A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice to the registered owner of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

6.4.2  Other Restrictions

In addition, the front or back of all certificates shall include conspicuous written notice of any further restrictions which may be imposed on the transferability of such shares.

6.5  Transfer of Shares

Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. In the case of shares of the Corporation represented by certificates, certificates surrendered to the Corporation for transfer shall be cancelled and no transfer of such shares shall be made until the former certificates for a like number of shares have been surrendered and cancelled.

6.6  Lost or Destroyed Certificates

In the case of shares of the Corporation represented by certificates, where such certificate or certificates are lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

6.7 Transfer Agent and Registrar

The Board may from time to time appoint one or more Transfer Agents and one or more Registrars for the shares of the Corporation, with such powers and duties as the Board shall determine by resolution.

6.8  Officer, Transfer Agent or Registrar Ceasing to Act

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

6.9  Fractional Shares

The Corporation shall not issue fractional shares.

SECTION 7. BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

SECTION 8. FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year; provided, however, that the Board may select a different fiscal year by resolution at any time for purposes of federal income taxes, or otherwise.

SECTION 9. SEAL

The Board may adopt a seal of the Corporation, which will consist of the name of the Corporation and the state of its incorporation.

SECTION 10. INDEMNIFICATION

10.1  Right to Indemnification of Directors and Officers

Any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 10.3 or with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

10.2  Right to Advancement of Expenses

The right to indemnification conferred in Section 10.1 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Section 10, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board by a majority vote of the disinterested directors, even though less than a quorum, or (b) by a committee of disinterested directors designated by majority vote of the disinterested directors, even though less than a quorum, or (c) if there are no disinterested directors or the disinterested directors so direct, by independent legal counsel in a written opinion to the Board, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

10.3  Right of Indemnitee to Bring Suit

The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 shall be contract rights. If a claim under Sections 10.1 and 10.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the full amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 10 or otherwise shall be on the Corporation.

10.4  Non-Exclusivity of Rights

The rights conferred on any person in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

10.5  Insurance

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who was or is a director, officer, employee or agent of the Corporation or was or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

10.6  Indemnification of Employees and Agents of the Corporation

The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 10 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

10.7  No Presumption of Bad Faith

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

10.8  Survival of Rights

The rights conferred on any person by this Section 10 shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.9  Amendments to Law

For purposes of this Section 10, the meaning of “law” within the phrase “to the fullest extent not prohibited by law” shall include, but not be limited to, the DGCL, as the same exists on the date hereof or as it may be amended; provided, however, that in the case of any such amendment, such amendment shall apply only to the extent that it permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment.

10.10  Savings Clause

If this Section 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify each director, officer or other agent to the fullest extent permitted by any applicable portion of this Section 10 that shall not have been invalidated, or by any other applicable law.

10.11  Certain Definitions

For the purposes of this Section 10, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which the director or officer may be or may have been involved as a party or otherwise by reason of the fact that the director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

(b) The term “expenses” shall be broadly construed and shall include, without limitation, all costs, charges and expenses (including fees and disbursements of attorneys, accountants and other experts) actually and reasonably incurred by a director or officer in connection with any proceeding, all expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under these Bylaws, but shall not include amounts paid in settlement, judgments or fines.

(c) “Corporation” shall mean Procera Networks, Inc. and any successor corporation thereof. The term “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 10 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a “director”, “executive officer”, “officer”, “employee” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to “other enterprises” shall include employee benefit plans. References to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan. References to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 10.

SECTION 11. AMENDMENTS

The Board is expressly empowered to adopt, alter, amend or repeal these Bylaws. Any adoption, alteration, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, alter, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The foregoing Bylaws were adopted by the Board of Directors of the Corporation on                     , 2013.

Charles Constanti

Secretary

APPENDIX G

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) dated as of                              , 20    , is made by and between PROCERA NETWORKS, INC., a Delaware corporation (the “Company”), and                      (“Indemnitee”).

RECITALS

A.          The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.

B.          The Company’s bylaws (the “Bylaws”) require that the Company indemnify its directors, and empowers the Company to indemnify its officers, employees and agents, as authorized by the General Corporation Law of the State of Delaware, as amended (the “DGCL”), under which the Company is organized and such Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification provisions.

C.          Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

[D.        The Company and Indemnitee are parties to that certain Indemnity Agreement, dated on or about [            ] (the “Prior Agreement”), and, subsequent to the parties entering into the Prior Agreement, the Company reincorporated from the State of Nevada to the State of Delaware; and]

[D/E.]    The Company desires and has requested Indemnitee to [serve][continue to serve] as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.

[E./F.    This Agreement would amend and restate the Prior Agreement, as set forth herein.]

[E./F./G.]          Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Definitions.

(a)          Agent. For purposes of this Agreement, the term “agent” of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

(b)          Expenses. For purposes of this Agreement, the term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the DGCL or otherwise, and amounts paid in settlement by or on behalf of Indemnitee, but shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual’s violations of law. The term “expenses” shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party (i) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (ii) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.

(c)          Proceedings. For purposes of this Agreement, the term “proceeding” shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party or otherwise by reason of: (i) the fact that Indemnitee is or was a director or officer of the Company; (ii) the fact that any action taken by Indemnitee or of any action on Indemnitee’s part while acting as director, officer, employee or agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement.

(d)          Subsidiary. For purposes of this Agreement, the term “subsidiary” means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(e)          Independent Counsel. For purposes of this Agreement, the term “independent counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

2.          Agreement to Serve. Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

3.          Indemnification.

(a)          Indemnification in Third Party Proceedings. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding.

(b)          Indemnification in Derivative Actions and Direct Actions by the Company. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of such proceedings.

4.          Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

5.          Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

6.          Advancement of Expenses. To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section 6 shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).

7.          Notice and Other Indemnification Procedures.

(a)          Notification of Proceeding. Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

(b)          Request for Indemnification and Indemnification Payments. Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.

(c)          Application for Enforcement. In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, stockholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.

(d)          Indemnification of Certain Expenses. The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.

8.          Assumption of Defense. In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee’s sole cost and expense. Notwithstanding the foregoing, if Indemnitee’s counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee’s counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement.

9.          Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

10.          Exceptions.

(a)          Certain Matters. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, as indicated in Section 10(d) below); (ii) a final judgment rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee’s conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final judgment or other final adjudication that Indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final judgment as constituting a breach of Indemnitee’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Indemnitee is not legally entitled. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

(b)          Claims Initiated by Indemnitee. Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate of Incorporation or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee’s participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.

(c)          Unauthorized Settlements. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its stockholders.

(d)          Securities Act Liabilities. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), or in any registration statement filed with the SEC under the Act. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

11.          Contribution Claims.

(a)          If the indemnification provided in Section 3 is unavailable in whole or in part and may not be paid to Indemnitee for any reason other than those set forth in Section 10, then in respect to any proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding), to the fullest extent permitted by applicable law, the Company, in lieu of indemnifying Indemnitee, shall pay, in the first instance, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee.

(b)          With respect to a proceeding brought against directors, officers, employees or agents of the Company (other than Indemnitee), to the fullest extent permitted by applicable law, the Company shall indemnify Indemnitee from any claims for contribution that may be brought by any such directors, officers, employees or agents of the Company (other than Indemnitee) who may be jointly liable with Indemnitee, to the same extent Indemnitee would have been entitled to such indemnification under this Agreement if such proceeding had been brought against Indemnitee.

12.          Nonexclusivity and Survival of Rights.

(a)          The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Company’s Certificate of Incorporation, Bylaws or other agreements, both as to action in Indemnitee’s official capacity and Indemnitee’s action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

(b)          No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s Certificate of Incorporation, the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.

13.          Term. This Agreement shall continue until and terminate upon the later of: (a) five (5) years after the date that Indemnitee shall have ceased to serve as a director or and/or officer, employee or agent of the Company; or (b) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.

No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

14.          Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

15.          Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

16.          Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 15 hereof.

17.          Amendment and Waiver. No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

18.          Notice. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.

19.          Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

20.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

21.          Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

22.          Entire Agreement. This Agreement amends and restates the Prior Agreement in its entirety and constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Certificate of Incorporation, the Bylaws, the DGCL and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

PROCERA NETWORKS, INC.

By:
Name:

Title:

INDEMNITEE

Signature of Indemnitee

Print or Type Name of Indemnitee

Address:

PROCERA NETWORKS, INC. 4121 Clipper Court

Fremont, CA 94538

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 1 OF 2 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # 000000000000 SHARES

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

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123,456,789,012.12345

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123,456,789,012.12345

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PAGE 1 OF 2 x

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Scott McClendon 02 James F. Brear 03 Staffan Hillberg 04 Alan B. Lefkof 05 Mary Losty

06 Thomas Saponas 07 William Slavin

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain

2 To approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares of common stock that may be issued under the 2007 Equity Incentive Plan by 500,000 shares.

3 Advisory vote to approve named executive officer compensation.

4 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

5 To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy is governed by the laws of the State of Nevada.

For address change/comments, mark here. (see reverse for instructions)

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000175560_1 R1.0.051160

SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

PROCERA NETWORKS, INC. Annual Meeting of Stockholders May 30, 2013 9:30 AM

This proxy is solicited by the Board of Directors

By signing the proxy, you revoke all prior proxies and appoint James Brear and Charles Constanti, and each of them, proxies with full power of substitution, to vote your shares of record at the close of business on April 4, 2013 on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “For All” nominees for Proposal 1, “For” Proposal 2, “For” Proposal 3, “For” Proposal 4 and “For” Proposal 5. If any other matters are brought before the Annual Meeting, the persons named on this proxy will vote those matters in accordance with their best judgment.

0000175560_2 R1.0.0.51160

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side